______________________________________________________________________




                      MERRILL LYNCH CREDIT CORPORATION,
                                  as Servicer

                        MLCC MORTGAGE INVESTORS, INC.,
                                as Transferor

                                     and

                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                  as Trustee


                           _______________________

                       POOLING AND SERVICING AGREEMENT

                         Dated as of November 1, 1996

                            ______________________


           ML Revolving Home Equity Loan Asset Backed Certificates

                                Series 1996-2



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                              TABLE OF CONTENTS
                              -----------------

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 Definitions

Section 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.02.  Interest Calculations  . . . . . . . . . . . . . . . . . .  26

                                  ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates

Section 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . . .  27
Section 2.02.  Acceptance by Trustee; Retransfer
               of Mortgage Loans; Substitution of
               Eligible Substitute Mortgage Loans.  . . . . . . . . . . .  32
Section 2.03.  Representations and Warranties
               Regarding the Servicer . . . . . . . . . . . . . . . . . .  35
Section 2.04.  Representations and Warranties of the Servicer
	       Regarding the Mortgage Loans; Repurchase
	       and Substitution Obligations . . . . . . . . . . . . . . .  37
Section 2.05.  Execution and Authentication
               of Certificates  . . . . . . . . . . . . . . . . . . . . .  41
Section 2.06.  Retransfers of Mortgage Loans
               at Election of the Transferor  . . . . . . . . . . . . . .  41
Section 2.07.  Tax Treatment  . . . . . . . . . . . . . . . . . . . . . .  43
Section 2.08.  Covenants of the Transferor  . . . . . . . . . . . . . . .  44

                                 ARTICLE III

                         Administration and Servicing
                              of Mortgage Loans

Section 3.01.  MLCC to Act as Servicer  . . . . . . . . . . . . . . . . .  45
Section 3.02.  Collection of Certain Mortgage Loan
               Payments; Mortgage Loan Payment Record . . . . . . . . . .  47
Section 3.03.  Permitted Debits to the Mortgage Loan
               Payment Record . . . . . . . . . . . . . . . . . . . . . .  49
Section 3.04.  Hazard Insurance Policies; Property
               Protection Expenses  . . . . . . . . . . . . . . . . . . .  50
Section 3.05.  Mortgagor Transfers of
               Mortgaged Properties . . . . . . . . . . . . . . . . . . .  52
Section 3.06.  Realization Upon Defaulted
               Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .  53
Section 3.07.  Trustee to Cooperate . . . . . . . . . . . . . . . . . . .  54
Section 3.08.  Servicing Compensation; Payment
               of Certain Expenses by Servicer  . . . . . . . . . . . . .  55
Section 3.09.  Annual Statement as to Compliance  . . . . . . . . . . . .  56
Section 3.10.  Annual Independent Public
               Accountants' Servicing Report  . . . . . . . . . . . . . .  56
Section 3.11.  Access to Certain Documentation
               and Information Regarding the
               Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .  57
Section 3.12.  Maintenance of Certain Servicing Policies  . . . . . . . .  57
Section 3.13.  Reports to the Securities and Exchange
               Commission . . . . . . . . . . . . . . . . . . . . . . . .  58
Section 3.14.  Information Required by the Internal Revenue Service
               Generally and Reports of
               Foreclosures and Abandonments of
               Mortgaged Property . . . . . . . . . . . . . . . . . . . .  58
Section 3.15.  Tax Returns  . . . . . . . . . . . . . . . . . . . . . . .  58
Section 3.16.  Further Assurances . . . . . . . . . . . . . . . . . . . .  59

                                  ARTICLE IV

              Servicing Certificate; Certificate Account Deposit

Section 4.01.  Servicing Certificate  . . . . . . . . . . . . . . . . . .  60
Section 4.02.  Certificate Account  . . . . . . . . . . . . . . . . . . .  63
Section 4.03.  Payments Under Support Agreement . . . . . . . . . . . . .  64
Section 4.04.  The Certificate Insurance Policy . . . . . . . . . . . . .  64

                                  ARTICLE V

                          Payments and Statements to
                              Certificateholders

Section 5.01.  Distributions  . . . . . . . . . . . . . . . . . . . . . .  66
Section 5.02.  Certain Calculations by the Trustee  . . . . . . . . . . .  70
Section 5.03.  Statements to Certificateholders . . . . . . . . . . . . .  70


Section 5.04.  Rights of Certificateholders . . . . . . . . . . . . . . .  72

                                  ARTICLE VI

                               The Certificates

Section 6.01.  The Certificates . . . . . . . . . . . . . . . . . . . . .  73
Section 6.02.  Registration of Transfer and
               Exchange of Certificates; Registrar  . . . . . . . . . . .  74
Section 6.03.  Mutilated, Destroyed, Lost
               or Stolen Certificates . . . . . . . . . . . . . . . . . .  76
Section 6.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . .  77
Section 6.05.  Restrictions on Transfer
               of Transferor Certificates . . . . . . . . . . . . . . . .  77
Section 6.06.  Actions of Certificateholders  . . . . . . . . . . . . . .  79


                                 ARTICLE VII

                       The Servicer and the Transferor

Section 7.01.  Liability of the Servicer  . . . . . . . . . . . . . . . .  80
Section 7.02.  Merger or Consolidation of,
               or Assumption of the Obligations
               of, the Servicer or Transferor . . . . . . . . . . . . . .  80
Section 7.03.  Limitation on Liability of
               the Servicer and Others  . . . . . . . . . . . . . . . . .  81
Section 7.04.  Servicer Not to Resign . . . . . . . . . . . . . . . . . .  81
Section 7.05.  Limitation on Liability of Certain Persons . . . . . . . .  82
Section 7.06.  Liability of Transferor  . . . . . . . . . . . . . . . . .  83
Section 7.07.  Transferor May Own Certificates  . . . . . . . . . . . . .  83

                                 ARTICLE VIII

                                   Default

Section 8.01.  Events of Default  . . . . . . . . . . . . . . . . . . . .  85
Section 8.02.  Trustee to Act; Appointment of Successor . . . . . . . . .  87
Section 8.03.  Notification to Certificateholders . . . . . . . . . . . .  88
Section 8.04.  Waiver of Past Events of Default . . . . . . . . . . . . .  88

                                  ARTICLE IX

                                 The Trustee

Section 9.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . .  90
Section 9.02.  Certain Matters Affecting the Trustee  . . . . . . . . . .  91
Section 9.03.  Trustee Not Liable for Certificates
               or Mortgage Loans  . . . . . . . . . . . . . . . . . . . .  93
Section 9.04.  Trustee May Own Certificates . . . . . . . . . . . . . . .  93
Section 9.05.  Servicer to Pay Trustee's Fees and Expenses  . . . . . . .  93
Section 9.06.  Eligibility Requirements for Trustee . . . . . . . . . . .  94
Section 9.07.  Resignation or Removal of Trustee  . . . . . . . . . . . .  94
Section 9.08.  Successor Trustee  . . . . . . . . . . . . . . . . . . . .  96
Section 9.09.  Merger or Consolidation of Trustee . . . . . . . . . . . .  96
Section 9.10.  Appointment of Co-Trustee or
               Separate Trustee . . . . . . . . . . . . . . . . . . . . .  96
Section 9.11.  Tax Returns  . . . . . . . . . . . . . . . . . . . . . . .  98
Section 9.12.  Streit Act . . . . . . . . . . . . . . . . . . . . . . . .  98

                                  ARTICLE X

                                 Termination

Section 10.01.  Termination . . . . . . . . . . . . . . . . . . . . . . . 100
Section 10.02.  Termination by Certificate Insurer  . . . . . . . . . . . 102


                                  ARTICLE XI

                          Rapid Amortization Events

Section 11.01.  Rapid Amortization Events . . . . . . . . . . . . . . . . 103
Section 11.02.  Additional Rights Upon an Insolvency Event  . . . . . . . 105

                                 ARTICLE XII

                           Miscellaneous Provisions

Section 12.01.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . 107
Section 12.02.  Recordation of Agreement  . . . . . . . . . . . . . . . . 108
Section 12.03.  Limitation on Rights of Certificateholders  . . . . . . . 108
Section 12.04.  (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . 109
Section 12.05.  The Certificate Insurer.  . . . . . . . . . . . . . . . . 109
Section 12.06.  Governing Law . . . . . . . . . . . . . . . . . . . . . . 110
Section 12.07.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . 110
Section 12.08.  Severability of Provisions  . . . . . . . . . . . . . . . 110
Section 12.09.  Assignment  . . . . . . . . . . . . . . . . . . . . . . . 111
Section 12.10.  Certificates Nonassessable and Fully Paid . . . . . . . . 111
Section 12.11.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . 111
Section 12.12.  Effect of Headings and Table of Contents  . . . . . . . . 111
Section 12.13.  Third Party Beneficiary . . . . . . . . . . . . . . . . . 111
Section 12.14.  Merger and Integration  . . . . . . . . . . . . . . . . . 112

TESTIMONIUM   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113
SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113

EXHIBIT A      - Form of Face of Investor Certificate   . . . . . . .     A-1
EXHIBIT B      - Form of Face of Transferor Certificate   . . . . . .     S-1
EXHIBIT C      - Form of Reverse of Investor Certificate  . . . . . .     C-1
EXHIBIT D      - Form of Reverse of Transferor Certificate  . . . . .     D-1
EXHIBIT E      - Form of Notice for Certificate
                    Insurance Policy  . . . . . . . . . . . . . . . .     E-1
EXHIBIT F      - Mortgage Loan Schedule   . . . . . . . . . . . . . .     F-1


     THIS POOLING AND SERVICING AGREEMENT, dated as of November 1, 1996, between MERRILL LYNCH CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware, MLCC MORTGAGE INVESTORS, INC., a corporation organized and existing under the laws of the State of Delaware, and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee,


                        W I T N E S S E T H  T H A T:
                       ----------------------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

     Section 1.01.  Definitions.
                    -----------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.


     Accelerated Principal Distribution Amount:  As to any Distribution
     -----------------------------------------
Date, the amount, if any, required to reduce the Certificate Principal Balance (after giving effect to the distribution of all other amounts actually distributed on the Investor Certificates on such Distribution
Date) until the Invested Amount (immediately following such Distribution
Date) exceeds the Certificate Principal Balance (as so reduced) by the amount, if any, equal to (x) the Required Amount minus (y) the Transferor Subordinated Amount.

     Accrual Period:  As to any Distribution Date other than the first
     --------------
Distribution Date, the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date, and, in the case of the first Distribution Date, the period beginning on November 25, 1996 and ending on the day preceding the first Distribution Date.

     Additional Balance:  As to any Mortgage Loan and day, the unpaid
     ------------------
balance of any principal advanced to the related Mortgagor after the date as of which the related Cut-off Date Trust Balance is calculated.



     Aggregate Investor Loss Amount:   With respect to any Distribution
     ------------------------------
Date, the total of the Investor Loss Amounts for prior Distribution Dates (other than Investor Loss Amounts that were reallocated on prior
Distribution Dates to the Transferor pursuant to Section 5.01(c)(ii)).

     Agreement:  This Pooling and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Alternate Certificate Rate:  As to any Accrual Period, the weighted
     --------------------------
average of the Net Loan Rates applicable to the Mortgage Loans included in the Trust Fund during the Collection Period preceding the related Distribution Date, weighted on the basis of the monthly average Trust Balances of such Mortgage Loans during such Collection Period as determined by the Servicer in accordance with its normal servicing procedures, less the Premium Percentage for the related Distribution Date.

     Alternative Principal Payment:   As to any Distribution Date, the
     -----------------------------
amount (but not less than zero) equal to the aggregate amount of Trust Principal Collections received during the related Collection Period minus the total Additional Balances created during such Collection Period.

     Appraised Value:  As to any Mortgaged Property and time referred to
     ---------------
herein, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the Transferor at such time.

     Assignment of Retained Rights: As defined in Section 2.01(f).
     -----------------------------

     Available Distribution Amount:  As to any Distribution Date, the
     -----------------------------
aggregate of the amounts on deposit in the Certificate Account on such Distribution Date described in clauses (i) - (vi), inclusive, of Section 4.01.

     BIF:  The Bank Insurance Fund, as from time to time constituted,
     ---
created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Book-Entry Certificate:  Any Investor Certificate registered in the
     ----------------------
name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     Business Day:  Any day other than (i) a Saturday or a Sunday or (ii)
     ------------
a day on which national banks in the States of New York, Florida or California are required or authorized by law to be closed.

     Certificate:  Any Investor Certificate or a Transferor Certificate.
     -----------

     Certificate Account:  The trust account or accounts created and
     -------------------
maintained with the Trustee pursuant to Section 4.02 and which shall be an Eligible Account and shall be entitled "Bankers Trust Company of California, N.A., in trust for the benefit of the registered holders of the ML Revolving Home Equity Loan Asset Backed Certificates, Series 1996-2".

     Certificateholder or Holder:  The Person in whose name a Certificate
     ---------------------------
is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Investor Certificate registered in the name of the Transferor or the Servicer or any affiliate of either shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent has been obtained.

     Certificate Formula Interest:  As to any Distribution Date, interest
     ----------------------------
at the Certificate Rate for the related Accrual Period on the Certificate Principal Balance on the first day of such Accrual Period (after giving effect to any distribution of principal made on the first day of such Accrual Period).

     Certificate Insurance Policy:  The certificate insurance policy
     ----------------------------
number AB0088BE dated as of the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Investor Certificates.

     Certificate Insurer: AMBAC Indemnity Corporation, or its successor in
     -------------------
interest.

     Certificate Interest Collections:   As to any Distribution Date, an
     --------------------------------
amount equal to the Floating Allocation Percentage of the aggregate amount of Trust Interest Collections for the related Collection Period.

     Certificate Owner:  With respect to an Investor Certificate, the
     -----------------
person who is the beneficial owner of a Book-Entry Certificate.

     Certificate Principal Balance:  As of any Distribution Date, (i) the
     -----------------------------
Original Certificate Principal Balance minus (ii) the aggregate amount actually distributed as principal on the Investor Certificates on previous Distribution Dates.

     Certificate Register and Certificate Registrar:  The register
     ----------------------------------------------
maintained and the registrar appointed pursuant to Section 6.02.

     Certificate Rate:  As to the initial Distribution Date, LIBOR
     ----------------
determined as of November 21, 1996 plus 0.17%. As to any subsequent Distribution Date, LIBOR plus 0.17%; provided, however, that in the event the Alternate Certificate Rate is less than LIBOR for such Distribution Date plus the applicable percentage specified above, the Certificate Rate for such Distribution Date shall be the Alternate Certificate Rate.

     Closing Date: November 25, 1996.
     ------------

     Code:  The Internal Revenue Code of 1986, as the same may be amended
     ----
from time to time (or any successor statute thereto).

     Collection Period:  As to any Distribution Date and collections other
     -----------------
than scheduled payments of Interest Collections and scheduled and unscheduled payments of Principal Collections by Mortgagors, the calendar month preceding the month in which such Distribution Date occurs. As to such Interest Collections and Principal Collections and any Distribution Date, the period from and including the 17th day of the month preceding the month in which such Distribution Date occurs to and including the 16th day of the month in which such Distribution Date occurs.

     Combined Loan-to-Value Ratio:  As of any date and Mortgage Loan, the
     ----------------------------
fraction, expressed as a percentage, the numerator of which is the sum of
(i) the Credit Limit and (ii) the unpaid principal balance of any related senior mortgage loan or loans as of such date and the denominator of which is generally the lesser of the Appraised Value or the sales price of the Mortgaged Property, as applicable, as of the date of the appraisal and/or purchase contract for the Mortgaged Property, as applicable, used by or on behalf of MLCC to underwrite such Mortgage Loan.

     Common Mortgage Loan Interests:  The Common Mortgage Loans and, to
     ------------------------------
the extent provided in subsection 2.01(a), the related Loan Agreements, Mortgages and other Mortgage File documents.

     Common Mortgage Loans:  Such of the Mortgage Loans, certain of the
     ---------------------
balances of which were sold and assigned to Trust 1991, Trust 1993, Trust 1994-1, Trust 1994-2, Trust 1995-1 or Trust 1995-2 pursuant to the Trust 1991 Pooling and Servicing Agreement, the Trust 1993 Pooling and Servicing Agreement, the Trust 1994-1 Pooling and Servicing
Agreement, the Trust 1994-2 Pooling and Servicing Agreement, the Trust 1995-1 Pooling and Servicing Agreement, and the Trust
1995-2 Pooling and Servicing Agreement, respectively, until such balances are reduced to zero.

     Corporate Trust Office:  The principal office of the Trustee in
     ----------------------
California, at which at any particular time its trust shall administer this Agreement, which office at the date of the execution of this Agreement is located at 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: ML Revolving Home Equity Loan Asset Backed Certificates, Series 1996-2; Facsimile: (714) 253-7577.

     Credit Limit:  As to any Mortgage Loan, the maximum Loan Balance
     ------------
permitted under the terms of the related Loan Agreement.

     Cut-off Date:  With respect to each Initial Mortgage Loan, November
     ------------
1, 1996 and, with respect to any Eligible Substitute Mortgage Loan, the day on which each such Mortgage Loan is transferred to the Trust.

     Cut-off Date Pool Balance:  The aggregate of the Cut-off Date Trust
     -------------------------
Balances of the Initial Mortgage Loans.

     Cut-off Date Trust Balance:  As to any Mortgage Loan, the unpaid
     --------------------------
principal balance thereof (which may be $0) transferred and assigned to the Trust as of the applicable Cut-off Date (excluding, in the case of any Common Mortgage Loan, the portion thereof owned by one or more Prior Trusts).

     Defective Mortgage Loan:  Any Mortgage Loan which is required to be
     -----------------------
repurchased or replaced by the Servicer pursuant to Sections 2.02, 2.04 or 3.01.

     Depository:  The initial Depository shall be The Depository Trust
     ----------
Company, the nominee of which is Cede & Co., as the registered Holder of one or more Certificates evidencing the Certificate Principal Balance. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date:  The 17th day (or, if such 17th day is not a
     ------------------
Business Day, the Business Day immediately preceding such 17th day) of the month in which the related Distribution Date occurs.

     Dissolution Distribution Date:  The date on which the proceeds from
     -----------------------------
the sale, disposition or liquidation of the Trust Balance of the Mortgage Loans are received and distributed to Certificateholders pursuant to
Article XI hereof.

     Distribution Date:  The 25th day of each month beginning in the month
     -----------------
following the month of the initial issuance of the Certificates (or, if such 25th day is not a Business Day, the Business Day immediately following).

     Eligible Account:  One or more accounts:
     ----------------

     (i) that are maintained with a depository institution or trust company whose long-term and short-term unsecured debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a bank holding company, the debt obligations of such holding company) at the time of deposit therein have been rated by each Rating Agency in its highest rating categories;

     (ii) that are maintained with a depository institution or trust company the long-term unsecured debt obligations of which have been rated Baa3 or higher by Moody's, and the deposits in which are fully insured by the Federal Deposit Insurance Corporation acting through either the BIF or the SAIF;

    (iii) that are segregated trust accounts maintained with the corporate trust department of a depository institution or trust company, acting in its fiduciary capacity, which has a short-term deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's; or

     (iv) such other accounts that are acceptable to each Rating Agency and the Certificate Insurer, as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of the rating of the Investor Certificates.

The depository institution or trust company with which the Eligible Account is maintained shall be organized under the laws of the United States or any state thereof, have a net worth in excess of $100,000,000 and deposits insured to the full extent permitted by law by the Federal Deposit Insurance Corporation and be subject to supervision and examination by federal or state banking authorities. An Eligible Account may bear interest, and may include, if otherwise qualified by this definition, an account maintained with the Trustee.

     Eligible Substitute Mortgage Loan:  A Mortgage Loan to be substituted
     ---------------------------------
by the Servicer for a Defective Mortgage Loan pursuant to Section 2.02,
2.04 or 3.01, which on the date of such substitution shall:

     (i) have a Trust Balance not substantially greater than and not less than the Trust Balance of the Defective Mortgage Loan;

     (ii) have a Loan Rate of not less than the Loan Rate of the Defective Mortgage Loan and not more than 500 basis points in excess thereof;

    (iii) have a Loan Rate based on the same index as that of the Defective Mortgage Loan;

    (iv) have a Margin that is not less than the Margin for the Defective Mortgage Loan, or more than 100 basis points higher than the Margin for the Defective Mortgage Loan;

     (v) have a maximum Loan Rate and a minimum Loan Rate, if any, that are not lower than the maximum Loan Rate and minimum Loan Rate, respectively, of the Defective Mortgage Loan;

     (vi) have a remaining term to maturity not more than six months earlier and not more than six months later than the remaining term to maturity of the Defective Mortgage Loan, and in no case later than March 1, 2006;

    (vii) comply with the representations and warranties set forth in
          Section 2.04 (which representations and warranties shall be deemed to be made as of the date of substitution);

   (viii) have a Combined Loan-to-Value Ratio that is not greater than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of the date of origination of the Defective Mortgage Loan;

     (ix) have a Mortgage in a lien position at least equal to the lien position of the Mortgage securing the Defective Mortgage Loan; and

     (x) be secured by a Mortgaged Property that is subject to the same use (owner-occupied, second home or rental property) and that has the same structural characteristics (attached or detached) as the Mortgaged Property securing the Defective Mortgage Loan, provided, however, that in the case of clause (x), an owner-occupied, detached Mortgaged Property will satisfy the requirements of clause (x) in all cases.

     Event of Default:  As defined in Section 8.01.
     ----------------

     Fixed Allocation Percentage:   With respect to any date, the greater
     ---------------------------
of (i) 98% and (ii) the percentage equivalent (but not in excess of 100%) of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Pool Balance as of the end of such day.

     Floating Allocation Percentage:   As to any Distribution Date, the
     ------------------------------
percentage equivalent of a fraction, the numerator of which is the Invested Amount at the close of business on the preceding Distribution Date (or at the Closing Date in the case of the first Distribution Date) and the denominator of which is the Pool Balance, calculated as of the first day of the month preceding the month in which such Distribution Date occurs.

     Indirect Parent:  Merrill Lynch & Co., Inc., a Delaware corporation,
     ---------------
or its successor in interest.

     Initial Mortgage Loans:   The mortgage loans (including the rights to
     ----------------------
receive payments thereunder) transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01, together with the related Loan Agreements and other Mortgage File documents and the rights thereunder conveyed to the Trustee on the Closing Date pursuant to Section 2.01.

     Insurance Agreement:  The Insurance and Indemnity Agreement dated as
     -------------------
of the Closing Date, among the Servicer, the Transferor, the Trustee and the Certificate Insurer, including any amendments and supplements thereto.

     Insurance Proceeds:  Proceeds paid by any insurer pursuant to any
     ------------------
insurance policy covering a Mortgage Loan or the related Mortgaged Property net of any component thereof covering any expenses incurred by or on behalf of the Transferor or the Servicer in connection with obtaining such Insurance Proceeds.

     Insured Amount:  As defined in the Certificate Insurance Policy.
     --------------

     Insured Payment:  With respect to any Distribution Date, the Insured
     ---------------
Amount for such Distribution Date paid to the Trustee by the Certificate
Insurer.

     Interest Collections:  As to any payment on a Mortgage Loan made by
     --------------------
or on behalf of the related Mortgagor for the related Collection Period, the portion thereof allocable to accrued interest for the related Interest Period in accordance with the terms of the related Loan Agreement (net of interest at the Servicing Fee Rate on the Loan Balance for each day during such Interest Period), including Net Liquidation Proceeds allocable to interest on such Mortgage Loan.

     Interest Period:  As to any payment of interest on a Mortgage Loan,
     ---------------
the period during which the interest covered by such payment accrued and which, for any Distribution Date, is the month preceding the month in which such Distribution Date occurs.

     Invested Amount:   With respect to any date, an amount equal to the
     ---------------
Original Invested Amount minus the sum of (i) the total of Trust Principal Collections previously distributed to Investor Certificateholders pursuant to Section 5.01(b) and (ii) the Aggregate Investor Loss Amount.

     Investor Certificate:  Any one of the Certificates signed and
     --------------------
countersigned by the Trustee substantially in the form set forth in Exhibits A and C hereto.

     Investor Certificate Distribution Amount:  As to any Distribution
     ----------------------------------------
Date, the sum of all amounts to be distributed to the Investor
Certificateholders pursuant to Article V and Article XI hereof.

     Investor Certificateholder: The Holder of an Investor Certificate.
     --------------------------

     Investor Loss Amount:   With respect to any Distribution Date, the
     --------------------
amount equal to the product of (i) the Floating Allocation Percentage and
(ii) the aggregate of the Liquidation Loss Amounts for such Distribution
Date.

     Investor Loss Reduction Amount:   With respect to any Distribution
     ------------------------------
Date, the portion, if any, of the Investor Loss Amount for such Distribution Date and all prior Distribution Dates that has not been (i) paid to Investor Certificateholders from Certificate Interest Collections pursuant to Section 5.01(a), (ii) paid to Investor Certificateholders from Trust Interest Collections and Trust Principal Collections allocable to the Transferor pursuant to Section 5.01(c)(i), (iii) reallocated to the Transferor pursuant to Section 5.01(c)(ii), or (iv) paid to Investor Certificateholders from Insured Payments pursuant to Section 5.01(d).

     Late Payment Rate:  For any Distribution Date, the rate of interest,
     -----------------
as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

     LIBOR:  As to any Distribution Date as follows:
     -----

            (i) the arithmetic mean (rounded, if necessary, to the nearest one sixteenth of a percent, with one thirty-second of a percent rounded upwards) of the offered rates for United States dollar deposits for one month which appear on the Reuters Screen LIBO Page (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Distribution Date (as of November 21, 1996 in the case of the initial Distribution Date); provided that at least two such offered rates appear on the Reuters Screen LIBO Page on such date. If fewer than two offered rates appear, LIBOR will be determined on such date as described in clause
       (ii) below. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London inter-bank offered rates of major banks).

           (ii) If on such date fewer than two offered rates appear on the Reuters Screen LIBO Page as described in clause (i) above, the Trustee will request the principal London office of each of four reference banks (which shall be National Westminster Bank Plc, Bank of Tokyo Trust Co., Llyods Bank Plc, and Bankers Trust Co., so long as each such bank is engaged in transactions in the London inter-bank market) ("Reference Banks") to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two Reference Banks provide the Trustee with such offered quotations, then LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest one sixteenth of a percent, with one thirty-second of a percent rounded upwards) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest one sixteenth of a percent, with one thirty-second of a percent rounded upwards) of the offered per annum rates which one or more leading banks in The City of New York selected by the Trustee (after consultation with the Servicer) are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month, provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Distribution Date.

       LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or
       ------------------
  (ii) a day on which banking institutions in the States of New York or California or in the City of London, England are required or authorized by law to be closed.

       Liquidated Mortgage Loan:    As to any Distribution Date, any
       ------------------------
  Mortgage Loan which was not previously a Liquidated Mortgage Loan, was in default during the related Collection Period and with respect to which the Servicer has determined that all Liquidation Proceeds which the Servicer expects to recover from or on account of such Mortage Loan have been recovered.

       Liquidation Expenses:  Expenses which are incurred by the Servicer in
       --------------------
  connection with the liquidation of any defaulted Mortgage Loan and not recovered under any insurance policy or from the related Mortgagor, including, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 3.06 with respect to such Mortgage Loan (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is prior to such defaulted Mortgage Loan) and any related and previously unreimbursed Property Protection Expenses.

       Liquidation Loss Amount:   With respect to any Distribution Date and
       -----------------------
  any Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period, the unrecovered Trust Balance thereof at the end of such Collection Period, after giving effect to the Net Trust Liquidation Proceeds applied in reduction of such Trust Balance in accordance with the related Loan Agreement and this Agreement.

       Liquidation Proceeds:  Cash or funds (including Insurance Proceeds)
       --------------------
  received in connection with the liquidation of any defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise.

       Loan Agreement:  As to any Mortgage Loan, the Credit Agreement, Note
       --------------
  or other instrument pursuant to which the Servicer agrees to make revolving credit loans to a Mortgagor or a Mortgagor agrees to repay such loans on the terms and conditions provided in such instrument.

       Loan Balance:  As to any Mortgage Loan and day, the principal balance
       ------------
  of such Mortgage Loan upon which interest accrued for such day was calculated.

       Loan Rate:  As to any Mortgage Loan and day, the rate of interest
       ---------
  applicable to the calculation of interest for such day on the Loan
  Balance.

       Managed Amortization Period:   The period from the first Distribution
       ---------------------------
  Date to and including the earlier of (i) the Distribution Date in November 2001 and (ii) the day as of which a Rapid Amortization Event occurs.

       Margin:   As to any Mortgage Loan, the spread over the applicable
       ------
  index, as specified in the related Loan Agreement.

       Maximum Principal Payment:  As to any Distribution Date, an amount
       -------------------------
  equal to the Fixed Allocation Percentage of the aggregate amount of Trust Principal Collections received during the related Collection Period.

       Minimum Monthly Payment:   As to any Mortgage Loan and any month, the
       -----------------------
  minimum amount required to be paid by the related Mortgagor pursuant to the related Loan Agreement.

       Minimum Transferor Interest:   As to any date, an amount equal to the
       ---------------------------
  lesser of (i) 5% of the Pool Balance on such date and (ii) the Original Transferor Certificate Principal Balance.

       Monthly Advance:  As to any Distribution Date, the aggregate of the
       ---------------
  advances made by the Servicer on such Distribution Date pursuant to
  Section 4.02, the amount of any such Monthly Advance being equal to the excess of:

       (i) the total amount of accrued interest (adjusted to interest at the related Net Loan Rate) and principal due (including principal due by reason of default or acceleration) on the Trust Balances of the Mortgage Loans for the related Interest Period, over

       (ii) the total amount of interest (adjusted to interest at the related Net Loan Rate) and principal collected on the Trust Balances of the Mortgage Loans for the related Collection Period as of the Determination Date, minus any amounts with respect to installments of interest and principal on the Trust Balances of the Mortgage Loans which (x) were delinquent as of the end of the related Collection Period, (y) were not the subject of a previous Monthly Advance and (z) are determined by the Servicer to be Nonrecoverable Advances.

       Monthly Advance Reimbursement Amount:  As to any Distribution Date,
       ------------------------------------
  the aggregate of the Monthly Advances which have not been reimbursed (or deemed to have been reimbursed) to the Servicer through either (i) withdrawals from the Certificate Account on or before such Distribution Date pursuant to the second paragraph of Section 4.02 or (ii) debits to the Mortgage Loan Payment Record pursuant to clause (ii) of Section 3.03.

       Moody's:  Moody's Investors Service, Inc. or its successor in
       -------
  interest.

       Mortgage:  The mortgage, deed of trust or other instrument creating a
       --------
  first, second or more junior lien on an estate in fee simple interest in real property securing a Mortgage Loan or creating a first, second or more junior lien on a leasehold interest insofar as such leasehold interest exceeds the term of the related mortgage by five years.

       Mortgage File:  The mortgage documents listed in Section 2.01
       -------------
  pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

       Mortgage Loan Payment Record:  With respect to the Trust, the record
       ----------------------------
  maintained by the Servicer pursuant to Section 3.02(b).

       Mortgage Loan Schedule:  As of any date, the schedule of Mortgage
       ----------------------
  Loans included in the Trust Fund on such date. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit F and sets forth as to each Initial Mortgage Loan (i) the Cut-off Date Trust Balance, (ii) the Credit Limit, (iii) the stated maturity upon which any outstanding Loan Balance is due and payable, (iv) the identification number, (v) the state and zip code of the related Mortgaged Property, and
  (vi) whether such loan is a Common Mortgage Loan. The Mortgage Loan Schedule will be amended from time to time to reflect the removal of any Mortgage Loans from the Trust and/or the conveyance of any Eligible Substitute Mortgage Loans to the Trust, and when so amended shall include the information set forth above with respect to each Eligible Substitute Mortgage Loan as of its related Cut-off Date.

       Mortgage Loan Seller:  Merrill Lynch Credit Corporation, a Delaware
       --------------------
  corporation, or its successor in interest, as assignor of the Trust Balances of the Mortgage Loans to the Transferor.

       Mortgage Loan With Title Insurance:  Each of the following Mortgage
       ----------------------------------
  Loans:

    (i)     Mortgage Loans originated before February 1, 1994;

    (ii) Mortgage Loans originated after February 1, 1994 in which (a) the Credit Limit was over $1,000,000, or (b) the Mortgage Loan was being used for a purchase money first mortgage transaction; and

    (iii) Any other Mortgage Loan for which the Mortgage Loan Transferor required title insurance to be obtained.

       Mortgage Loans:  Such of the mortgage loans for which balances are
       --------------
  transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any reference in this Agreement (including, without limitation, any reference in subsection 2.01(a)) to a Mortgage Loan sold and assigned to, or repurchased or purchased from, the Trust Fund or as constituting part of the Trust Fund shall mean such Mortgage Loan to the extent of the related balance owned by the Trust Fund. Any defaulted Mortgage Loan in respect of which the Servicer has not yet received all Liquidation Proceeds that it expects to receive shall continue to be a part of the Trust Fund. All proceeds of any such defaulted Mortgage Loan shall be credited to the Mortgage Loan Payment Record to the same extent as proceeds of Mortgage Loans which are not defaulted.

       Mortgaged Property:  The underlying property securing a Mortgage
       ------------------
  Loan.

       Mortgagor:  The obligor under a Loan Agreement.
       ---------

       Net Liquidation Proceeds:  As to any Liquidated Mortgage Loan,
       ------------------------
  Liquidation Proceeds net of Liquidation Expenses.

       Net Loan Rate:  As to any Mortgage Loan and day, the Loan Rate less
       -------------
  the Servicing Fee Rate.

       Net Trust Liquidation Proceeds:  As to any Liquidated Mortgage Loan,
       ------------------------------
  (i) the lesser of (x) Net Liquidation Proceeds and (y) the Trust Balance of such Mortgage Loan at the time of liquidation, together with accrued and unpaid interest thereon at the Net Loan Rate from the last day on which interest was paid in full on such Mortgage Loan to the end of the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan, minus (ii) any amount which may be retained by the Servicer on account of any unreimbursed Monthly Advances under clause (iii) of Section 3.03.

       Nonrecoverable Advance:  Any portion of a Monthly Advance previously
       ----------------------
  made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from Net Trust Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Ad-vance, shall be evidenced by a certificate of a Servicing Officer deliv-ered to the Trustee and detailing the reasons for such determination.

       Officer's Certificate:  A certificate signed by the Chairman of the
       ---------------------
  Board, the President, a Senior Vice President, a Vice President or an Assistant Vice President of the Transferor or the Servicer, as the case may be, and delivered to the Trustee.

       Opinion of Counsel:  A written opinion of counsel acceptable to the
       ------------------
  Trustee and the Certificate Insurer, who may be internal counsel for the Transferor or the Servicer.

       Original Certificate Principal Balance: $276,159,000.
       --------------------------------------

       Original Invested Amount: $276,159,000.
       ------------------------

       Original Transferor Certificate Principal Balance: $5,636,208.
       -------------------------------------------------

       Overcollateralization Amount:   As of any date of determination, the
       ----------------------------
  amount, if any, by which the Invested Amount exceeds the Certificate Principal Balance.

       Ownership Interest:  With respect to any Certificate, any ownership
       ------------------
  or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

       Percentage Interest:  As to any Investor Certificate, the percentage
       -------------------
  interest evidenced thereby in distributions required to be made thereon, such percentage interest being equal to the percentage obtained by dividing the initial principal denomination of such Investor Certificate by the Original Certificate Principal Balance.

       Permitted Investments:  One or more of the following (excluding any
       ---------------------
  callable investments purchased at a premium):

       (i) obligations of, or guaranteed as to timely principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

       (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest short-term rating categories and the short-term debt obligations of the party agreeing to repurchase shall be rated Prime-1 or better by Moody's and A-1+ by Standard & Poor's;

      (iii) certificates of deposit, demand and time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category; provided that if Moody's is a Rating Agency, the short-term obligations of such depository institution or trust company shall be rated Prime-1 or better;

       (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category;

       (v) investments in money market mutual funds registered under the Investment Company Act of 1940 that are rated by each Rating Agency in its highest rating category; provided that if Standard & Poor's is a Rating Agency, the rating of such money market funds shall be AAAm or AAAm-G; and

       (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not result in a reduction in the then current rating or ratings of the Investor Certificates without taking into account the Certificate Insurance Policy, as evidenced by a letter to such effect from such Rating Agency.

       Person:  Any individual, corporation, partnership, joint venture,
       ------
  association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       Pool Balance:  As to any date, the aggregate of the Trust Balances of
       ------------
  all Mortgage Loans as of such date.

       Pool Factor:  As to any Distribution Date, the percentage, carried to
       -----------
  six places, obtained by dividing the Certificate Principal Balance for such Distribution Date (before taking into account any distributions of principal to be made on such Distribution Date) by the Original
  Certificate Principal Balance.

       Preference Amount:  As defined in the Certificate Insurance Policy.
       -----------------

       Premium Amount:  As to any Distribution Date other than the first
       --------------
  Distribution Date, the product of (x) the Premium Percentage and (y) the Certificate Principal Balance for such Distribution Date (before taking into account any distributions of principal to be made on such Distribution Date). As to the first Distribution Date, the amount determined in accordance with the preceding sentence minus $10,000.

       Premium Percentage:  As defined in the Certificate Insurance Policy.
       ------------------

       Principal Collections:  As to any Mortgage Loan and Collection
       ---------------------
  Period, all amounts (other than Insurance Proceeds and Liquidation Proceeds) received from or on behalf of the related Mortgagor during such Collection Period which, at the time of receipt, were applied in reduction of the Loan Balance in accordance with the terms of the related Loan Agreement.

       Prior Trust:  Any of Trust 1991, Trust 1993, Trust 1994-1, Trust
       -----------
  1994-2, Trust 1995-1 and Trust 1995-2.

       Prior Trust Pooling and Servicing Agreement: Any of the Trust 1991
       -------------------------------------------
  Pooling and Servicing Agreement, the Trust 1993 Pooling and Servicing Agreement, the Trust 1994-1 Pooling and Servicing Agreement, the Trust 1994-2 Pooling and Servicing Agreement, the Trust 1995-1 Pooling and Ser-vicing Agreement or the Trust 1995-2 Pooling and Servicing Agreement.

       Prior Trust Trustee: Any of the Trust 1991 Trustee, the Trust 1993
       -------------------
  Trustee, the Trust 1994-1 Trustee, the Trust 1994-2 Trustee, the Trust 1995-1 Trustee and the Trust 1995-2.

       Property Protection Expenses:  Expenses paid or incurred by or for
       ----------------------------
  the account of the Servicer in connection with the preservation or protection of a Mortgaged Property or the security of a Mortgaged Property including (i) hazard insurance policy premiums, (ii) real estate taxes and property repair, replacement, protection and preservation expenses, (iii) amounts expended to cure or prevent any default with respect to any mortgage loan senior to a Mortgage Loan, and (iv) similar expenses reasonably paid or incurred to preserve or protect the value of such security.

       Rapid Amortization Commencement Date:   The earlier of (i) the
       ------------------------------------
  Distribution Date in December 2001 and (ii) the Distribution Date next following the Collection Period in which a Rapid Amortization Event is deemed to occur pursuant to Section 11.01.

       Rapid Amortization Event:   As defined in Section 11.01.
       ------------------------

       Rapid Amortization Period:   The period following the Managed
       -------------------------
  Amortization Period until the termination of the Trust pursuant to Section 10.01.

       Rating Agency:  Any statistical credit rating agency, or its
       -------------
  successor, that rated the Investor Certificates at the request of the Transferor at the time of the initial issuance of the Investor Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Trustee. References herein to the highest rating categories of a Rating Agency shall mean AAA (long-term), AAAm or AAAm-G (money market funds) and A-1+ (short-term) in the case of Standard & Poor's and Aaa (long-term) and P-1 (short-term) in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings.

       Record Date:  As to any Distribution Date, the last day of the month
       -----------
  (or if such last day is not a Business Day, the Business Day immediately preceding such last day) preceding the month of such Distribution Date.

       Reimbursement Amount:  As to any Distribution Date, the sum of (x)(i)
       --------------------
  all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01(a) plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments and (y)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement or the Certificate Insurance Policy plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Servicer of the amount of any Reimbursement Amount.

       Required Amount: For each Distribution Date occurring on or prior to
       ---------------
  the 30th Distribution Date, 2% of the Cut-off Date Pool Balance. For each Distribution Date thereafter, the lesser of (i) 2% of the Cut-off Date Pool Balance and (ii) 4% of the Pool Balance as of such Distribution Date; provided that in no event will the Required Amount be less than a floor amount equal to the greater of (x) 1% of the Cut-off Date Pool Balance and
  (y) 50% of the aggregate Trust Balances of all Mortgage Loans delinquent 91 days or more (including for this purpose any Mortgage Loans in foreclosure and any Mortgage Loans with respect to which the related Mortgaged Properties have been acquired by the Trust Fund) as of the end of the related Collection Period. Notwithstanding the foregoing, for each Distribution Date, if the cumulative principal losses on the Trust Balances of the Mortgage Loans specified in item (xxxvi) of the Servicing Certificate prepared pursuant to Section 4.01 exceed 1.25% of the Cut-off Date Pool Balance, then the Required Amount shall be 3.75% of the Cut-off Date Pool Balance.

       Responsible Officer:  When used with respect to the Trustee, the
       -------------------
  Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

       Retained Rights: As defined in Section 2.01(e).
       ---------------

       Retransfer Date: As defined in Section 2.06.
       ---------------

       Retransfer Notice Date: As defined in Section 2.06.
       ----------------------

       SAIF:  The Savings Association Insurance Fund, as from time to time
       ----
  constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

       Scheduled Principal Collections Payment:   With respect to any
       ---------------------------------------
  Distribution Date during the Managed Amortization Period, an amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date on or after the Rapid Amortization Commencement Date, an amount equal to the Maximum Principal Payment.

       Seriously Delinquent Mortgage Loan:  As to any Distribution Date, any
       ----------------------------------
  Mortgage Loan which (i) had not reached its stated maturity and was delinquent in payment of interest for more than 90 days at the end of the related Collection Period, (ii) had reached its stated maturity and was more than 60 days delinquent at the end of the related Collection Period, or (iii) was in default under the terms and provisions of the Loan Agreement (other than a default related to a delinquency) as of the end of the related Collection Period and as to which the Servicer had notified the Mortgagor of such default, terminated the Loan Agreement and demanded the immediate repayment of the outstanding Loan Balance.

       Servicer or MLCC:  Merrill Lynch Credit Corporation, a Delaware
       ----------------
  corporation, or its successor in interest or any successor servicer appointed as herein provided.

       Servicing Certificate:  A certificate completed by and executed on
       ---------------------
  behalf of the Servicer in accordance with Section 4.01.

       Servicing Fee Rate:  0.50% per annum.
       ------------------

       Servicing Officer:  Any officer of the Servicer involved in, or
       -----------------
  responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

       Standard & Poor's:  Standard & Poor's Corporation or its successor in
       -----------------
  interest.

       Stated Maturity Date:  The Distribution Date in January 2007.
       --------------------

       Support Agreement:  The letter agreement between the Servicer and its
       -----------------
  Indirect Parent dated as of November 1, 1996, pursuant to which the Indirect Parent ensures performance by the Servicer of the obligations to repurchase certain Mortgage Loans pursuant to Section 2.02 and to deposit certain amounts in the Certificate Account pursuant to Section 4.02.

       Transfer:  Any direct or indirect transfer, sale, pledge,
       --------
  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

       Transfer Date:   With respect to the Initial Mortgage Loans, the
       -------------
  Closing Date and with respect to any Eligible Substitute Mortgage Loan, the date on which such Eligible Substitute Mortgage Loan is conveyed to the Trust under the terms hereof.

       Transfer Deposit Amount:  As defined in Section 2.02(b).
       -----------------------

       Transferee:  Any Person who is acquiring by Transfer any Ownership
       ----------
  Interest in a Certificate.

       Transferor:  MLCC Mortgage Investors, Inc., a Delaware corporation,
       ----------
  or its successor in interest.

       Transferor Certificate:  The Certificates signed and countersigned by
       ----------------------
  the Trustee substantially in the form set forth in Exhibits B and D hereto.

       Transferor Certificate Principal Balance:   As of any date of
       ----------------------------------------
  determination, the amount equal to (i) the Pool Balance as of the end of the day next preceding such date of determination minus (ii) the Invested Amount as of the end of such day.

       Transferor Certificateholders: The Holders of the Transferor
       -----------------------------
  Certificates.

       Transferor Interest Collections:   As to any Distribution Date, Trust
       -------------------------------
  Interest Collections for the related Collection Period that are not Certificate Interest Collections.

       Transferor Principal Collections:   As to any Distribution Date,
       --------------------------------
  Trust Principal Collections for the related Collection Period minus the amount of such Trust Principal Collections required to be distributed to Investor Certificateholders pursuant to Section 5.01(b).

       Transferor Subordinated Amount: As to any Distribution Date, the
       ------------------------------
  least of

       (i) 2% of the Cut-off Date Pool Balance minus the sum of (a) the aggregate amount of Trust Principal Collections allocable to the Transferor that have previously been distributed to Investor Certificateholders pursuant to Section 5.01(c)(i) and (b) the aggregate amount of Investor Loss Amounts that have previously been reallocated to the Transferor pursuant to Section 5.01(c)(ii); or

       (ii) the Transferor Subordinated Amount on the previous Distribution Date; or

      (iii) the Required Amount.

       Trust:  The trust created by this Agreement and designated "ML
       -----
  Revolving Home Equity Loan Trust 1996-2".

       Trust 1991:  The trust created by the Trust 1991 Pooling and
       ----------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1991-2".

       Trust 1991 Pooling and Servicing Agreement:  The Pooling and
       ------------------------------------------
  Servicing Agreement dated as of September 1, 1991 among Merrill Lynch Credit Corporation, as Servicer, Merrill Lynch Home Equity Acceptance, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1991 Trustee:  The institution which executed the Trust 1991
       ------------------
  Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1991 Pooling and Servicing Agreement.

       Trust 1993:  The trust created by the Trust 1993 Pooling and
       ----------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1993-1".

       Trust 1993 Pooling and Servicing Agreement:  The Pooling and
       ------------------------------------------
  Servicing Agreement dated as of February 1, 1993 among Merrill Lynch Credit Corporation, as Servicer, Merrill Lynch Home Equity Acceptance, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1993 Trustee:  The institution which executed the Trust 1993
       ------------------
  Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1993 Pooling and Servicing Agreement.

       Trust 1994-1:  The trust created by the Trust 1994-1 Pooling and
       ------------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1994-1".

       Trust 1994-1 Pooling and Servicing Agreement:  The Pooling and
       --------------------------------------------
  Servicing Agreement dated as of April 1, 1994 among Merrill Lynch Credit Corporation, as Servicer, Merrill Lynch Home Equity Acceptance, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1994-1 Trustee:  The institution which executed the Trust 1994
       --------------------
  1 Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1994-1 Pooling and Servicing Agreement.

       Trust 1994-2:  The trust created by the Trust 1994-2 Pooling and
       ------------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1994-2".

       Trust 1994-2 Pooling and Servicing Agreement:  The Pooling and
       --------------------------------------------
  Servicing Agreement dated as of September 1, 1994 among Merrill Lynch Credit Corporation, as Servicer, MLCC Mortgage Investors, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1994-2 Trustee:  The institution which executed the Trust 1994
       --------------------
  2 Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1994-2 Pooling and Servicing Agreement.

       Trust 1995-1:  The trust created by the Trust 1995-1 Pooling and
       ------------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1995-1".

       Trust 1995-1 Pooling and Servicing Agreement:  The Pooling and
       --------------------------------------------
  Servicing Agreement dated as of March 1, 1995 among Merrill Lynch Credit Corporation, as Servicer, MLCC Mortgage Investors, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1995-1 Trustee:  The institution which executed the Trust 1995
       --------------------
  1 Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1995-1 Pooling and Servicing Agreement.

       Trust 1995-2:  The trust created by the Trust 1995-2 Pooling and
       ------------
  Servicing Agreement and designated "ML Home Equity Loan Trust 1995-2".

       Trust 1995-2 Pooling and Servicing Agreement:  The Pooling and
       --------------------------------------------
  Servicing Agreement dated as of October 1, 1995 among Merrill Lynch Credit Corporation, as Servicer, MLCC Mortgage Investors, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, and all amendments thereof and supplements thereto.

       Trust 1995-2 Trustee:  The institution which executed the Trust 1995
       --------------------
  2 Pooling and Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1995-2
  Pooling and Servicing Agreement.

       Trust Balance:  As to any Mortgage Loan, other than a Liquidated
       -------------
  Mortgage Loan, and day, the related Cut-off Date Trust Balance, plus any Additional Balances in respect of such Mortgage Loan arising during the Managed Amortization Period, minus the sum of (i) all Principal Collections credited against the Loan Balance (excluding, in the case of any Common Mortgage Loan, any such Principal Collections applied in reduction of the principal balance of such Common Mortgage Loan sold and assigned to one or more of the Prior Trusts) in accordance with the related Loan Agreement prior to such day, and (ii) any Trust Insurance Proceeds received prior to such day in respect of such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Trust Balance equal to the Trust Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Trust Balance of zero thereafter.

       Trust Fund:  The corpus of the ML Revolving Home Equity Loan Trust
       ----------
  1996-2, consisting of, to the extent described herein, the following:

       (i) the Trust Balance of each Mortgage Loan (including any Additional Balance arising during the Managed Amortization Period under such Mortgage Loan subsequent to the related Cut-off Date), all payments of interest and of principal thereon, from whatever source derived, received on or with respect to such Mortgage Loan on and after the applicable Cut-off Date and allocable to such Trust Balance (but not including all accrued interest and principal due on or with respect to such Mortgage Loan for Interest Periods prior to the related Cut-off Date);

       (ii) such assets as shall from time to time be identified as deposited in the Certificate Account in accordance with this Agreement;

      (iii) the interest of the Certificateholders to the extent of the Trust Balances of the Mortgage Loans and interest accrued thereon in (x) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure,
            (y) any insurance policies related to the Mortgage Loans, including hazard insurance policies, and (z) the related Mortgage, Loan Agreement and other Mortgage File documents for each Mortgage Loan;

       (iv) the benefit of the Support Agreement and the Certificate Insurance Policy; and

       (v)  the proceeds of each of the foregoing.

       Trust Insurance Proceeds: As to any Mortgage Loan and Collection
       ------------------------
  Period, an amount equal to the lesser of (i) Insurance Proceeds paid to the Servicer during such Collection Period (reduced by any related expenses of the Servicer in collecting such proceeds), which (x) are not Liquidation Proceeds, (y) are not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer and (z) will be applied by the Servicer in reduction of the Loan Balance of such Mortgage Loan and (ii) the Trust Balance of such Mortgage Loan at the end of such Collection Period, together with accrued and unpaid interest thereon at the Net Loan Rate from the last day on which interest was paid in full on such Mortgage Loan to the end of such Collection Period.

       Trust Interest Collections:  As to any payment on a Mortgage Loan
       --------------------------
  made by or on behalf of the related Mortgagor for the related Collection Period, the lesser of (i) the portion thereof allocable to accrued interest for the related Interest Period in accordance with the terms of the related Loan Agreement (net of interest at the Servicing Fee Rate on the Loan Balance for each day during such Interest Period) and (ii) accrued interest at the Net Loan Rate on the Trust Balance for each day during such Interest Period.

       Trust Principal Collections:  As to any Mortgage Loan and Collection
       ---------------------------
  Period, the sum of (i) all amounts (other than Insurance Proceeds and Liquidation Proceeds) received from or on behalf of the related Mortgagor during such Collection Period which, at the time of receipt, were applied in reduction of the Loan Balance in accordance with the terms of the related Loan Agreement (other than, in the case of any Common Mortgage Loan, any such principal collections applied in reduction of the principal balance of such Common Mortgage Loan sold and assigned to any Prior Trust), (ii) the principal portion of any Net Trust Liquidation Proceeds and Trust Insurance Proceeds and (iii) the principal portion of any Transfer Deposit Amount.

       Trustee: The institution executing this Agreement as Trustee, or its
       -------
  successor in interest, or any successor trustee that has been appointed in accordance with the terms of this Agreement.

       Unpaid Certificate Interest Shortfall:  As to any Distribution Date,
       -------------------------------------
  the aggregate amount, if any, of Certificate Formula Interest that was accrued in respect of one or more prior Distribution Dates and has not previously been distributed to Investor Certificateholders.

       Section 1.02.  Interest Calculations.
                      ---------------------

       All calculations of interest hereunder that are made in respect of the Loan Balance, Trust Balance or Additional Balance of a Mortgage Loan, including calculations of interest at the Servicing Fee Rate, shall be made on a daily basis using a 365 day year. All calculations of interest on the Investor Certificates shall be made on the basis of the actual number of days in an Accrual Period and a year assumed to consist of 360 days.

                                   ARTICLE II

                         Conveyance of Mortgage Loans;
                       Original Issuance of Certificates

       Section 2.01.  Conveyance of Mortgage Loans.
                      ----------------------------

       (a) In consideration of the Trustee's delivery to or upon the order of the Transferor of the Certificates in an aggregate amount equal to the Cut-off Date Pool Balance, the Transferor does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Transferor in and to (i)(A) the Cut-off Date Trust Balance of each Mortgage Loan, including any Additional Balance arising during the Managed Amortization Period under each Mortgage Loan subsequent to the related Cut-off Date and assigned and transfered to the Trustee hereunder, all payments of interest and principal thereon, from whatever source derived, which are received on or with respect to each Mortgage Loan on or after the Cut-off Date and are allocable to the Trust Balance (but not including all accrued interest and principal due on or with respect to the Mortgage Loans for Interest Periods prior to the Cut-off Date), (B) the Certificate Account, and (C) the Certificate Insurance Policy, (ii) to the extent of the Trust Balances of the Mortgage Loans and interest accrued thereon, as provided in this Agreement, (A) any Mortgaged Properties converted to ownership through foreclosure or deed in lieu or otherwise, (B) any insurance policies related to the Mortgage Loans, and (C) the related Mortgages, Loan Agreements and other Mortgage File documents for the Mortgage Loans; and
  (iii) the proceeds of each of the foregoing.

       The Transferor and the Trustee acknowledge that the Prior Trusts have rights, interests, power and authority with respect to the Common Mortgage Loans and the related Loan Agreements, Mortgages and other Mortgage File documents to the extent provided in the Prior Trust Pooling and Servicing Agreements. The Servicer acknowledges that, pursuant to the terms of the Loan Agreements, amounts received from or on behalf of the Mortgagor of a Common Mortgage Loan which, at the time of receipt, are treated as principal collections pursuant to the related Loan Agreement, will be applied in reduction of the principal balance of such Common Mortgage Loan sold to one or more of the Prior Trusts as provided in the Prior Trust Pooling and Servicing Agreements before such collections may be applied as Principal Collections under this Agreement.

       Notwithstanding the characterization of the Investor Certificates as debt for federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans as provided herein as a sale for non-tax purposes from the Mortgage Loan Seller to the Transferor and from the Transferor to the Trust of all of their right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale for the purposes described in the preceding sentence, the Mortgage Loan Seller and the Transferor hereby grant to the Trustee a first priority security interest in all of the Mortgage Loan Seller's and the Transferor's right, title and interest in and to the (i) Mortgage Loans identified on the Mortgage Loan Schedule on the Cut-off Date, (ii) Mortgage Loans added to the Mortgage Loan Schedule from time to time, (iii) all property included in the Trust Fund, (iv) and all proceeds of any of the foregoing; and this Agreement shall constitute a security agreement under applicable law.

       In connection with such assignment, transfer and conveyance of the Trust Fund, as promptly as practicable but in no event later than 10 days following the Closing Date, (i) the Mortgage Loan Seller will file in the appropriate office in the State in which the principal place of business of the Mortgage Loan Seller is located a UCC-1 financing statement executed by the Mortgage Loan Seller as debtor, naming the Transferor as secured party and listing as collateral the Mortgage Loans identified on the Mortgage Loan Schedule and all property constituting the Trust Fund, and (ii) the Transferor will file in the appropriate office in the State in which the principal place of business of the Transferor is located a UCC-1 financing statement executed by the Transferor as debtor, naming the Trustee as secured party and listing as collateral the Mortgage Loans identified on the Mortgage Loan Schedule and all property constituting the Trust Fund. In connection with such filings, the Mortgage Loan Seller and the Transferor agree that they shall each cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Mortgage Loans and the proceeds thereof allocable thereto.

       (b) In connection with the foregoing assignment, transfer and conveyance by the Transferor, the Servicer acknowledges that it is holding as custodian for the Trustee or the applicable Prior Trustee the following documents or instruments with respect to each Mortgage Loan so assigned and transferred (other than Mortgage Loans which have been prepaid in full on or after the Cut-off Date and prior to the date of the execution of this Agreement):

           (i)   The original Loan Agreement;

          (ii) The related Mortgage with evidence of recording indicated thereon; and

         (iii) As to each Mortgage Loan With Title Insurance, evidence of such insurance (to the extent such evidence is included in the related Mortgage File).

       Except as hereinafter provided, the Servicer shall be entitled to maintain possession of all of the foregoing documents and instruments and shall not be required to deliver any of them to the Trustee. In the event, however, that possession of any of such documents or instruments is required by any person (including the Trustee) acting as successor servicer pursuant to Section 7.04 in order to carry out the duties of Servicer hereunder, then such successor shall be entitled to request delivery of such documents or instruments by the Servicer and to retain such documents or instruments for as long as necessary for servicing pur-poses. Any such documents or instruments shall be returned to the Servicer (unless returned to the related Mortgagor in connection with the payment in full of the related Mortgage Loan) when possession thereof is no longer required.

       (c) The Servicer further confirms to the Trustee that it has caused the portions of its records relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that the Trust Balances of such Mortgage Loans (to the extent provided herein) have been assigned and transferred to the Trustee and constitute part of the Trust Fund in accordance with the terms of the trust created hereunder.

       (d) The Servicer's right to maintain possession of the documents enumerated above shall continue so long as the long term unsecured debt of the Indirect Parent is assigned ratings of at least A- by Standard and Poor's and A3 by Moody's. At such time as the long term unsecured debt of the Indirect Parent does not satisfy the above referenced criteria, as promptly as practicable but in no event more than 90 days following the happening of such event (or 120 days upon the receipt by the Trustee from the Servicer of a letter from each Rating Agency that such longer period (without taking into account the Certificate Insurance Policy) will not result in a reduction in or withdrawal of any rating of the Investor Certificates), the Servicer shall at the expense of the Servicer (i) prepare assignments in recordable form to the Trustee of each Mortgage Loan (which may be a blanket assignment) and (ii) deliver the related Mortgage Files to the Trustee to be held by the Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders and the Trustee shall retain possession thereof except to the extent the Servicer requires any Mortgage Files for normal servicing as contemplated by Section 3.07; provided, however, that such preparation of assignments and delivery of related Mortgage Files shall not be required in the case of any Common Mortgage Loan for which the Servicer has so prepared an assignment and delivered the related Mortgage File to the related Prior Trustee. In the event the Servicer fails to deliver the Mortgage Files to the Trustee within such 90 day period or, if applicable, 120 day period, the Trustee shall give written notice pursuant to the Support Agreement to the Indirect Parent of the Servicer's failure to deliver the Mortgage Files.

       Within 60 days following delivery of the Mortgage Files to the Trustee, it will review or cause to be reviewed each Mortgage File to ascertain that all required documents set forth in this Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 60 day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly notify the Servicer, which shall have a period of 30 days after such notice within which to correct or cure any such defect. Upon the completion of the review by the Trustee of each Mortgage File within such 60 day period and, if necessary, the correction or cure of any defect by the Servicer within such 30 day period, the Servicer will submit such assignments of the Mortgage Loans for recording in the appropriate public offices for real property records within seven (7) days of the completion of such review and necessary correction and instruct the recording offices to return the original recorded assignments to the Trustee. Within 30 days following receipt by the Trustee of the recorded assignment the Trustee shall review or cause to be reviewed such assignment to confirm the information specified above with respect to the other documents. The Trustee shall notify the Servicer of any defect in such assignment based on such review. The Servicer shall have a period of 30 days following such notice to correct or cure such defect.

       If the Servicer fails to record an assignment of a Mortgage Loan as herein provided, the Trustee shall prepare and file or cause to be prepared and filed, at the expense of the Servicer, such assignments in the appropriate real property or other records and the Servicer hereby appoints the Trustee as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation and filing.

       (e) On the Closing Date the Transferor shall deliver the Certificate Insurance Policy to the Trustee.

       (f) Bankers Trust Company of California, N.A., as the Prior Trust Trustee or successor trustee for each of the Prior Trusts, hereby acknowledges that the Mortgage Loan Seller has previously reserved and retained certain rights, interests, power and authority (the "Retained Rights") with respect to the Common Mortgage Loan Interests to the extent of the Mortgage Loan Seller's interest in the Common Mortgage Loan Interests not sold to the Prior Trusts, all as set forth more fully in the Prior Trust Pooling and Servicing Agreements. Without limiting the generality of the foregoing, the Retained Rights include the right of the Mortgage Loan Seller to certain balances arising under the related Common Mortgage Loans, together with payments of principal and interest, from whatever source derived, allocable to such balances, as provided in the Prior Trust Pooling and Servicing Agreements. The Mortgage Loan Seller hereby notifies the Prior Trust Trustees that certain of the Retained Rights are being assigned to the Trustee pursuant to, and to the extent provided in, this Agreement (the "Assignment of Retained Rights").

       Bankers Trust Company of California, N.A., as the Prior Trust Trustee or successor trustee for each of the Prior Trusts, hereby acknowledges receipt of (i) a copy of this Agreement, (ii) notice of the Assignment of Retained Rights as set forth in this Section 2.01(f), (iii) notice of the transfer and assignment to the Trustee of the Common Mortgage Loan Interests and related rights (including, without limitation, payments on the Common Mortgage Loans) as evidenced by this Section 2.01(f), and (iv) notice of the Trustee's first priority perfected security interest in the Common Mortgage Loan Interests and related rights (including, without limitation, payments on the Common Mortgage Loans) as evidenced by, and to the extent provided in, this Agreement.

       Not later than the end of the 90 day period or, if applicable, 120 day period specified in Section 2.01(d), the Servicer shall deliver the Mortgage File for each Common Mortgage Loan to the Prior Trust Trustee with the most senior rights thereto. Each of the Prior Trust Trustees hereby agrees to act for the Trust Fund as a bailee that has received notification of the Trust Fund's interest in the Common Mortgage Loans to the extent of the Trust Balances at such time as the Prior Trust Trustees take possession of the Loan Agreements or any of the other Mortgage File documents with respect to the Common Mortgage Loans. Further, each of the Prior Trust Trustees agrees that if the Loan Agreement or any of the other Mortgage File documents with respect to any Common Mortgage Loan that may be held by it in its capacity as trustee are no longer required to be held by it in such capacity (by reason of payment of the balance of such Common Mortgage Loan owned by such Prior Trust or for any other reason that under the related
  Prior Trust Pooling and Servicing Agreement permits or requires release of the related Mortgage File to the Transferor), and the Trust Balance of such Common Mortgage Loan is then owned by the Trust Fund, the Prior Trust Trustee shall promptly transfer possession of all such Mortgage File documents to the Prior Trust Trustee, if any, with the then most senior rights to the related Mortgage File for such Common Mortgage Loan and if there is no such trustee, then to the Trustee or to any successor Trustee. Each of the Prior Trust Trustees hereby acknowledges and confirms that its right, title and interest in any mortgage loan and any property related to such mortgage loan conveyed to it pursuant to Section 2.01(a) of the applicable Prior Trust Pooling and Servicing Agreement, is limited to the "trust balance" (as defined in the applicable Prior Trust Pooling and Servicing Agreement), if any, of any such mortgage loan plus accrued interest, if any, thereon.

       Nothing in this Section 2.01(f) shall be deemed to affect the right or obligation of a Prior Trust Trustee to release the Mortgage File of any Common Mortgage Loan to the servicer of the related Prior Trust or to the Servicer to the extent permitted or required by the applicable Prior Trust Pooling and Servicing Agreement.

       Section 2.02.  Acceptance by Trustee; Retransfer
                      ---------------------------------
                      of Mortgage Loans; Substitution of
                      ----------------------------------
                      Eligible Substitute Mortgage Loans.
                      ----------------------------------

       (a) The Trustee acknowledges the assignment and transfer of the Loan Agreements and the Mortgages pursuant to Section 2.01, and declares that it will hold the Trust Fund in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders and the Certificate Insurer.

       (b) If the time to correct or cure any defect of which the Trustee has notified the Servicer following any review by the Trustee of the Mortgage Files pursuant to Section 2.01 has expired without any correction or cure or if any loss that materially and adversely affects the interests of the Certificateholders is incurred in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of a Mortgage File or (ii) the Servicer's retention of such Mortgage File, then on the Business Day next preceding the Distribution Date in the month following the Collection Period in which the time to correct or cure such defect expired or such loss occurred, deposit in the Certificate Account the Transfer Deposit Amount, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Transferor on such Business Day and the Trust Balance of such Mortgage Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Trust Balance of such Mortgage Loan to the end of the related Interest Period shall be the property of the Trust. The Servicer shall determine if the removal of such Trust Balance from the Pool Balance in accordance with the preceding sentence would cause the Transferor Certificate Principal Balance to be less than the Minimum Transferor Interest ("Transfer Deficiency"), in which event the Servicer shall deliver written notice of such deficiency to the Trustee and the Transferor, and within five Business Days after the Business Day of such retransfer the Servicer shall either (i) substitute an Eligible Substitute Mortgage Loan or (ii) deposit into the Certificate Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency or a combination of both (i) and (ii) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for such Mortgage Loan.

       Upon receipt of any Eligible Substitute Mortgage Loan or of written notification signed by a Servicing Officer to the effect that the Transfer Deposit Amount in respect of a Defective Mortgage Loan has been deposited into the Certificate Account or, if the Transferor Certificate Principal Balance is not reduced below the Minimum Transferor Interest as a result of the deemed retransfer of a Defective Mortgage Loan, then as promptly as practicable following such deemed transfer, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or the Transferor, as the case may be, legal and beneficial ownership of such repurchased or removed Mortgage Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto). Notwithstanding the preceding sentence, the Trustee shall not be required to execute and deliver such instrument of transfer and assignment if the Mortgage Loan is required to be retained for the use and benefit of a Prior Trust pursuant to a Prior Trust Pooling and Servicing Agreement. It is understood and agreed that the obligation of the Transferor and the Servicer to accept a transfer of a Defective Mortgage Loan and to either convey an Eligible Substitute Mortgage Loan or to make a deposit of any related Transfer Deposit Amount into the Certificate Account shall constitute the sole remedy respecting such defect available to Certificateholders, the Trustee or the Certificate Insurer, and such obligation on the part of the Servicer shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01.

       Notwithstanding the foregoing, if any Eligible Substitute Mortgage Loans conveyed to the Trust are Common Mortgage Loans, the Servicer shall be required to deliver to, and deposit with, the Trustee with respect to such Common Mortgage Loans an Officer's Certificate identifying the Eligible Substitute Mortgage Loans with respect to which such documents or instruments previously were delivered and deposited pursuant to a Prior Trust Pooling and Servicing Agreement. The documents or instruments identified in such Officer's Certificate shall be considered to be part of the Mortgage Files for all purposes of this Agreement and shall be subject to the provisions of Section 2.01(e).

       Notwithstanding any other provision of this Section 2.02(b), a re-transfer of a Defective Mortgage Loan to the Servicer pursuant to this Section that would cause the Transferor Certificate Principal Balance to be less than the Minimum Transferor Interest shall not occur if either the Transferor fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Certificate Account any related Transfer Deposit Amount required by this Section 2.02(b) with respect to the transfer of such Defective Mortgage Loan.

       (c) For any Collection Period during which the Servicer substitutes one or more Eligible Substitute Mortgage Loans, the Servicer shall determine the Transfer Deposit Amount which shall be deposited into the Certificate Account on the Business Day next preceding the Distribution Date occurring in the month following such Collection Period. All amounts received in respect of the Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to the relevant substitution occur shall not be a part of the Trust Fund and shall not be deposited by the Servicer into the Certificate Account. All amounts received by the Servicer in respect of any Mortgage Loan so removed from the Trust Fund during the Collection Period in which the circumstances giving rise to such substitution occur shall be deposited by the Servicer into the Certificate Account. Upon the substitution of an Eligible Substitute Mortgage Loan or Loans, such Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Servicer shall be deemed to have entered into or made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.04. The procedures applied by the Servicer in selecting each Eligible Substitute Mortgage Loan shall not be adverse to the interests of the Trustee, the Certificate Insurer and the Investor Certificateholders and shall be comparable to the selection procedures applicable to the Mortgage Loans conveyed hereunder as of the date of this Agreement.

       The provisions of this Section 2.02(c) shall apply to (i) any removal or retransfer of Defective Mortgage Loan or Loans, (ii) the substitution of Eligible Substitute Mortgage Loan or Loans by the Servicer pursuant to
  Section 2.04(b) and 3.01(c) or (iii) the repurchase of any Mortgage Loan or Loans by the Servicer pursuant to Section 3.06.

       The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

       Section 2.03.  Representations and Warranties
                      ------------------------------
                      Regarding the Servicer.
                      ----------------------

       The Servicer represents and warrants to the Trustee, the Certificate Insurer and the Investor Certificateholders that:

        (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

       (ii) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporation action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

      (iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent the Servicer has not already obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

       (iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

        (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the transactions contemplated by this Agreement;

       (vi) On the Closing Date, the Servicer will assign and transfer all of its right, title and interest in the Trust Balance of each Mortgage Loan to the Transferor;

      (vii) The Servicer will take all necessary actions to enforce payment of the Mortgage Loans by the obligors thereon, including commencing or joining as a party to proceedings; and

     (viii) (a) Immediately prior to the assignment and transfer referenced in (vi) above, the Servicer had good title to the Mortgage Loans, is authorized to assign and transfer the Trust Balance of each Mortgage Loan to the Transferor and (b) the Servicer and its assignees, including the Transferor and the Trustee, have the right to enforce payment of the Mortgage Loans against the obligors on such Mortgage Loans.

  Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties in this Section
  2.03 which materially and adversely affects the interests of the Investor Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or receipt of notice of any such breach, the Servicer shall use all reasonable efforts to cure such breach in all material respects.

       Section 2.04.  Representations and Warranties of the Servicer
                      ----------------------------------------------
                      Regarding the Mortgage Loans; Repurchase and
                      --------------------------------------------
                      Substitution Obligations.
                      ------------------------
       As indicated in Section 2.03(vi), on the Closing Date the Trust Balances of the Mortgage Loans are being assigned and transfered by the Servicer to the Transferor. In connection with such assignment and transfer the Servicer is making the representations and warranties in this
  Section 2.04 to the Transferor. As a condition of the purchase by the Transferor, the Transferor has required that the Servicer make such representations and warranties directly to the Trustee, the Certificate Insurer and the Investor Certificateholders so that the Trustee may recover directly against the Servicer on such representations and warranties rather than indirectly through claims by the Transferor against the Servicer. Consequently, the Servicer represents and warrants to the Trustee, the Certificate Insurer and the Investor Certificateholders as of the Closing Date (unless otherwise specified) and as to each Mortgage Loan that:

        (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

       (ii) As of the Closing Date, each Mortgage is a valid lien on the property securing the amount owed by the Mortgagor under the Loan Agreement subject only to (a) the lien of current real property taxes and assessments, (b) any related first, second or third mortgage loan, which first, second or third mortgage loan does not contain an obligatory future advance provision (except for certain Mortgage Loans that are subordinate to mortgage loans held by MLCC, in which case the senior lien amount is defined as the total credit limit of the senior liens), (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Transferor and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

      (iii) Immediately prior to the transfer and assignment by the Servicer to the Transferor referred to in Section 2.03(vi) hereof and the transfer and assignment by the Transferor to the Trust Fund referred to in Section 2.01, the Servicer and the Transferor each had good title to each Mortgage Loan and was authorized to transfer the Trust Balance of each Mortgage Loan to the Transferor and to the Trust Fund, respectively;

       (iv) As of the Cut-off Date, no payment of interest on or in respect of any Mortgage Loan is more than one month past due;

        (v) As of the Closing Date, to the best knowledge of the Servicer, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

       (vi) As of the Closing Date, to the best knowledge of the Servicer, there is no delinquent tax or assessment lien against any Mortgaged Property;

      (vii) As of the Closing Date, to the best knowledge of the Servicer, there is no valid offset, defense or counterclaim to any Loan Agreement or Mortgage;

     (viii) As of the Closing Date, to the best knowledge of the Servicer, without independent investigation, the physical property subject to each Mortgage is free of material damage, including damage by water, flood or similar casualty, and is in good repair (excluding any damage to the Mortgaged Property from the presence of hazardous wastes or hazardous substances, as to which no representation or warranty is made);

       (ix) As of the origination of each Mortgage Loan and as of the Closing Date, all requirements of federal, state or local laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws and the regulations promulgated thereunder which are applicable to the origination and servicing of the Mortgage Loans, have been complied with in all material respects and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by Certificateholders, will not violate of such laws in any material respect;

        (x) As to each Mortgage Loan With Title Insurance, a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor, was issued on or as of the date of the recording of each such Mortgage, and each such policy or binder is valid and remains in full force and effect;

     (xi) As of the Closing Date, the Servicer has not received a notice of default of any first mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;

    (xii) As to most of the Mortgage Loans, the definition of "Prime Rate" for each day set forth in the Loan Agreements is the prime rate published for that day in The Wall Street Journal; if a prime rate range is published, the Loan Agreements provide either that the highest rate of that range is to be used or that the midpoint of any prime rate range published in The Wall Street Journal is to be used; and for the other Mortgage Loans, the Loan Agreements provide that the "Prime Rate" for any day is the highest prime rate (or equivalent rate) quoted for that day by three specified banks;

  (xiii) As of the Closing Date, no more than 15.27% of the Mortgage Loans by principal balance have as Mortgagors employees or independent contractors entitled to the reduced Loan Rates specified in the schedules referred to in clause (xii) above;

   (xiv) At the date of the execution of the related Loan Agreement, the Combined Loan-to-Value Ratio for each of the Mortgage Loans was not in excess of 85%, except with respect to approximately 1.88% of the Mortgage Loans by principal balance;

    (xv) Except with respect to approximately 9.27% of the Mortgage Loans by principal balance, no Mortgage Loan was originated in a program conducted by the Servicer in which the amount of documentation in the underwriting process was limited in comparison to the Servicer's normal documentation requirements;

    (xvi) Approximately 86.93% of the Mortgage Loans by principal balance were, as of their origination, the primary residences of the related Mortgagors;

   (xvii) Not more than 1.01% of the Mortgage Loans by principal balance are secured by Mortgaged Properties located in the same zip code area;

  (xviii) Not more than 4.52% of the Mortgage Loans by principal balance will be secured by condominiums;

    (xix) Not more than 0.05% of the Mortgage Loans by principal balance will be secured by manufactured homes within the meaning of 42 United States Code, Section 5402(6);

     (xx) With respect to each Mortgage Loan originated by the Servicer, the Servicer performed a full appraisal of the related Mortgaged Property at the origination of such Mortgage Loan;

     (xxi) No selection procedure believed by the Servicer to be adverse to the interests of the Certificateholders was used in selecting the Mortgage Loans for inclusion in the Trust Fund; and

    (xxii) Each Mortgagor is required to maintain for the corresponding Mortgaged Property a hazard insurance policy conforming to the requirements of Section 3.04 and, to the best knowledge of the Servicer, each such individual hazard insurance policy is in effect and has not lapsed.

       The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Mortgage Loans to the Trustee. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Servicer as to the facts stated therein, which materially and adversely affects the interests of the Investor Certificateholders or the Certificate Insurer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Any breach of a representation and warranty contained in clauses (ii)(b) and (v) - (viii), inclusive, shall not be deemed to materially and adversely affect the interests of Investor Certificateholders or the Certificate Insurer in the related Mortgage Loan to the extent that such Mortgage Loan is not a delinquent or defaulted Mortgage Loan. Within 60 days of its discovery or receipt of notice of any such breach, the Servicer shall use all reasonable efforts to cure such breach in all material respects. Unless at the expiration of such 60-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Servicer shall, not later than the Business Day next preceding the Dis-tribution Date in the month following the related Collection Period in which any such cure period expired, either (i) repurchase such Defective Mortgage Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) or (ii) remove such Mortgage Loan from the Trust Fund and substitute in its place an Eligible Substitute Mortgage Loan or Loans, in either case in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase or removal, the Servicer shall be entitled to receive an instrument of assignment of the repurchased or removed Mortgage Loan from the Trustee to the extent set forth in Section 2.02. The obligation of the Servicer to repurchase or remove any such Defective Mortgage Loan (or property acquired in respect thereof) shall constitute the sole remedy against the Servicer with respect to such breach of the foregoing representations or warranties available to Investor Certifi-cateholders, the Trustee on behalf of Certificateholders, or the Certificate Insurer, and such obligation on the part of the Servicer shall survive any resignation or termination of the Servicer pursuant to Section
  7.04 or 8.01.

       Section 2.05.  Execution and Authentication
                      ----------------------------
                      of Certificates.
                      ---------------

       The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Transferor (except that the Transferor
  Certificates shall be in the name of the Transferor), in exchange for the Initial Mortgage Loans, concurrently with the transfer and assignment to the Trustee of the Initial Mortgage Loans, Investor Certificates in authorized denominations and the Transferor Certificates, together evidencing the entire ownership of the Trust Fund.

       Section 2.06.  Retransfers of Mortgage Loans
                      -----------------------------
                      at Election of the Transferor.
                      -----------------------------

       Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, require the retransfer of Mortgage Loans from the Trust to the Transferor as of the end of a Collection Period (the "Retransfer Date") during the Managed Amortization Period. On the fifth
  (5th) Business Day (the "Retransfer Notice Date") prior to the Retransfer Date designated in such notice, the Transferor shall give the Trustee a notice of the proposed retransfer that contains a list of the Mortgage Loans to be retransferred. Such retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:


        (i) No Rapid Amortization Event has occurred;

       (ii) On the Retransfer Notice Date the Transferor Certificate Principal Balance (after giving effect to the removal from the Trust of the Mortgage Loans) is at least equal to the Minimum Transferor Interest;

      (iii) The retransfer of any Mortgage Loans on any Retransfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Servicer, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

       (iv) On or before the Retransfer Date, the Servicer shall have delivered to the Trustee a revised Mortgage Loan Schedule, reflecting the proposed retransfer and on the Retransfer Date the Servicer shall have caused the portions of its records relating to the Mortgage Loans to be clearly and unambiguously marked to show that the Mortgage Loans retransferred to the Transferor are no longer owned by the Trust;

        (v) The Transferor shall represent and warrant that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Investor Certificateholders or the Certificate Insurer were utilized in selecting the Mortgage Loans to be removed from the Trust;

      (vi) In connection with the first retransfer of Mortgage Loans pursuant to this Section 2.06, each Rating Agency shall have received on or prior to the Retransfer Notice Date notice of such proposed retransfer of Mortgage Loans and, prior to the first Retransfer Date, shall have notified the Transferor in writing that such retransfer of Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Investor Certificates without taking into account the Certificate Insurance Policy;

    (vii) The percentage of the Trust Balances of the Mortgage Loans remaining in the Trust Fund (after giving effect to the proposed retransfer) that are delinquent more than 30 days shall not exceed by more than 0.50% the percentage (based on the average for the three immediately preceding months) of the Trust Balances of the Mortgage Loans in the Trust Fund (prior to giving effect to the proposed retransfer) that are delinquent more than 30 days; and

   (viii) The Transferor shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vii), inclusive, have been performed or are true and correct, an the case may be. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

  Upon receiving the requisite information from the Transferor or the Servicer, the Servicer shall perform in a timely manner those acts required of it as specified above. Upon satisfaction of the above conditions, on the Retransfer Date the Trustee shall execute and deliver to the Servicer such instruments of assignment and other documents prepared by the Servicer as shall be reasonably necessary to retransfer such Mortgage Loan or Loans to the Transferor. Any such retransfer of the Trust's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by the Trust to the Transferor.

       The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section 2.06.

       Section 2.07.  Tax Treatment.
                      -------------

       It is the intention of the Transferor, the Servicer and the Investor Certificateholders (and Certificate Owners) that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Servicer, the Trustee and each Investor Certificateholder (and Certificate Owner) by acceptance of its Investor Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income and franchise tax, as indebtedness secured by the Mortgage Loans and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Investor Certificate through it to comply with this Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

       Section 2.08.  Covenants of the Transferor.
                      ---------------------------

       The Transferor shall not, without the prior written consent of the Certificate Insurer and the Trustee (which consent of the Trustee shall be given only upon the delivery to the Trustee by the Transferor of a letter from each Rating Agency to the effect that any of the following will not result in a downgrading or withdrawal of its rating of the Investor Certificates), do any of the following:

       (a) dissolve or liquidate, in whole or in part, or file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute;

       (b) merge or consolidate with any other corporation other than a corporation wholly-owned, directly or indirectly, by the Indirect Parent, having a certificate of incorporation containing provisions identical to the covenants of this Section 2.08 and executing an agreement of assumption to perform every obligation of the Transferor hereunder; or

       (c) incur any indebtedness except in connection with, or relating to, the issuance of obligations that are rated in the highest rating category of each Rating Agency.


                                  ARTICLE III

                          Administration and Servicing
                               of Mortgage Loans

       Section 3.01. MLCC to Act as Servicer.
                     -----------------------

       (a) The Servicer shall service and administer the Mortgage Loans in accordance with its customary servicing procedures consistent with general industry practice. The Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall execute, at the Servicer's direction, any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

       For purposes of this Article III, to the extent that the Servicer determines that there are any conflicts or inconsistencies between its servicing responsibilities set forth in this Agreement and its servicing responsibilities as servicer of one or more Common Mortgage Loans set forth in the Prior Trust Pooling and Servicing Agreements, the Servicer shall use its best efforts to service the Mortgage Loans for purposes of this Agreement in accordance with the most prudent and conservative procedures set forth in either the Prior Trust Pooling and Servicing Agreements or in this Agreement.

       The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

       (b) In connection with its servicing and administration of the Mortgage Loans, the Servicer may consent to the placing or refinancing of a lien senior to that of the Mortgage on the related Mortgaged Property. Any such consent shall be consistent with the Servicer's then current practice respecting comparable mortgage loans held in its own portfolio and may be given only in the following situations:

       (i) the Combined Loan-to-Value Ratio of the related Mortgage Loan following such placing or refinancing of a senior lien does not exceed the Combined Loan-to-Value Ratio at origination of such Mortgage Loan; or

      (ii) such placement or refinancing of an existing senior lien is in connection with a new senior lien for which the principal balance is limited to the sum of the unpaid principal balance of the existing senior lien, closing costs (including all prepaid items), points and other funds for the Mortgagor's use (which other funds do not exceed 1% of the principal balance of the new senior lien).

       (c) In connection with its servicing and administration of the Mortgage Loans and during a Rapid Amortization Period that did not commence upon the occurrence of a Rapid Amortization Event, the Servicer may increase the Credit Limit specified in the related Loan Agreement by modifying the Loan Agreement to provide for an additional amount. The Combined Loan-to-Value Ratio of such Mortgage Loan immediately following such modification shall not exceed 85%.

       (d) In connection with its servicing and administration of the Mortgage Loans and at the request of a Mortgagor or at its own initiative, the Servicer may agree to modify the Loan Agreement relating to the Mortgage Loan of such Mortgagor or waive compliance by the Mortgagor with any provision of such Loan Agreement. Any such modification or waiver shall be consistent with the Servicer's then current practice respecting comparable mortgage loans held in its own portfolio and shall not:

       (i) extend the scheduled maturity date of, modify the interest rate payable under (except as required by law or as contemplated by the Loan Agreement), or constitute a cancellation or discharge of the outstanding Loan Balance under, such Mortgage Loan; or

       (ii) materially and adversely affect the security afforded by the Mortgaged Property.

  Any modification, waiver or change of the nature described in Section 3.02(a) shall be deemed not to violate either Section 3.01(d)(i) or (ii).

       (e)  In the event that:

       (i) the Servicer consents to (A) the placing or refinancing of a senior lien that does not satisfy the requirements of Section 3.01(b), (B) the modification of a Loan Agreement to provide for an increased Credit Limit resulting in a Combined Loan-to-Value Ratio exceeding the limitation specified in Section 3.01(c), or
            (C) the modification or waiver of a Loan Agreement that does not satisfy the requirements of Section 3.01(d), or

       (ii) any loss is suffered by the Trust Fund in respect of any Mortgage Loan as a result of a failure to file on or within 90 days subsequent to the Closing Date of the UCC-1 financing statements referred to in Section 2.01, then the Servicer shall, not later than the Business Day preceding the Distribution Date in the month following the Collection Period during which such modification, change, loss or consent occurred, either repurchase the applicable Mortgage Loan or Loans or substitute one or more Eligible Substitute Mortgage Loans for the applicable Mortgage Loan or Loans.

       Each repurchase or substitution shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.02. Upon completing any such repurchase or substitution, the Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02.

       The Mortgage Loan Schedule shall be amended to reflect all deletions, substitutions or additions of Mortgage Loans provided for in this Section 3.01.

       (f) Notwithstanding anything to the contrary in Section 3.01(e), if the short-term credit rating of the Indirect Parent is downgraded below A-1/P-1, any repurchase or substitution of a Mortgage Loan pursuant to
  Section 3.01(e) shall occur on the second Business Day following the date on which the applicable modification, waiver or changes agreed to by the Servicer are made by it.

       Section 3.02.  Collection of Certain Mortgage Loan
                      -----------------------------------
                      Payments; Mortgage Loan Payment Record.
                      --------------------------------------

       (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer may, in its discretion, do the following:

      (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan,

     (ii) if the Mortgagor is in default or about to be in default because of the Mortgagor's financial condition, arrange with a Mortgagor a schedule for the payment of interest due and unpaid for a period of not more than 180 days after the date of the initial uncured delinquency thereon, and

    (iii) waive compliance with or modify the terms of such Mortgage Loan as appropriate to permit the Mortgagor to bring such Mortgage Loan current and/or remedy any deviations from compliance with the documentation for such Mortgage Loan.

  provided, however, that as to clause (ii) above, the Servicer may in its discretion arrange with a Mortgagor a schedule for the payment of interest due and unpaid for a period that exceeds 180 days if such arrangement is determined by the Servicer to be reasonable and consistent with its then current practice respecting comparable mortgage loans held in its own portfolio, including but not limited to its practices regarding mortgage loans secured by mortgage properties located in federally designated disaster areas.

       Any waiver or modification of the sort described in this Section 3.02(a) shall not (x) be considered in any determination pursuant to clause (i) of the definition of Seriously Delinquent Mortgage Loan or (y) affect the amount or timing of the Servicer's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made without regard to any such waiver or modification.

       (b) The Servicer shall establish and maintain for the Trust Fund a Mortgage Loan Payment Record in which the following payments on and collections in respect of the Mortgage Loans shall as promptly as practicable be credited by the Servicer for the account of the Holders of the Certificates:

        (i)   All Interest Collections and Principal Collections;

        (ii) The Transfer Deposit Amount in respect of any Mortgage Loans transferred, substituted or repurchased pursuant to Sections 2.02, 2.04, 3.01 and 3.06;

       (iii)  All Net Trust Liquidation Proceeds; and

        (iv) All Trust Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Servicer pursuant to the last sentence of Section 3.04(c)).

  The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive. Without limiting the generality of the preceding sentence, the Servicer need not enter in the Mortgage Loan Payment Record amounts representing fees (including annual fees) or late charge penalties payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. If any such amounts are credited to the Mortgage Loan Payment Record, they shall be thereafter debited to the Mortgage Loan Payment Record by the Servicer in accordance with its normal servicing procedures.

       (c) Until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to Section 4.02, the Servicer may, so long as the Indirect Parent has a short-term credit rating of A-1/P-1 or higher and a long-term unsecured debt rating of at least A3 by Moody's, retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. In the event that the Servicer is not permitted to retain and commingle such amounts with its own funds, it shall, all provisions in this Agreement to the contrary notwithstanding, deposit such amounts in the Certificate Account created and maintained pursuant to Section 4.02 not later than the second Business Day following receipt, subject to withdrawal to the same extent as debits to the Mortgage Loan Payment Record are permitted pursuant to
  Section 3.03.

       (d) The Mortgage Loan Payment Record shall be made available for inspection during normal business hours of the Servicer upon request of the Trustee or the firm of independent accountants acting pursuant to
  Section 3.10.

       Section 3.03.  Permitted Debits to the Mortgage Loan
                      -------------------------------------
                      Payment Record.
                      --------------

       The Servicer may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

        (i) to make deposits into the Certificate Account pursuant to
            Section 4.02;

       (ii) to reimburse or indemnify the Servicer to the extent required or permitted by Section 7.03;

      (iii) to reimburse the Servicer for unreimbursed Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of receipts by the Servicer of late payments of Trust Interest Collections and Net Trust Liquidation Proceeds in respect of such Mortgage Loan;

       (iv) to reimburse the Servicer for any Nonrecoverable Advance;

        (v) to pay the Servicer amounts received in respect of Defective Mortgage Loans during the Collection Period in which such Defective Mortgage Loans were replaced, substituted for or repurchased or which were otherwise reflected in the calculation of the related Transfer Deposit Amount;

       (vi) to pay the Servicer out of related collections the servicing fee pursuant to Section 3.08; and

      (vii) to pay the Servicer the servicing fee pursuant to Section 3.08 with respect to any Liquidated Mortgage Loan to the extent that Net Liquidation Proceeds for such Mortgage Loan exceed the related Loan Balance together with interest accrued thereon at the Net Loan Rate from the last date to which such interest was distributed to Certificateholders to the end of the related Collection Period preceding the Distribution Date for which the related Net Trust Liquidation Proceeds are distributed to Certificateholders.

       In addition, if the Servicer credits to the Mortgage Loan Payment Record any amount not required to be credited thereto or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time debit such amount in the Mortgage Loan Payment Record, any provision herein to the contrary notwithstanding. All amounts credited by the Servicer to the Mortgage Loan Payment Record shall be held by the Servicer in trust for the Certificateholders until such amounts are disbursed in accordance with Section 4.02 or debited in accordance with this Section 3.03.

       Section 3.04.  Hazard Insurance Policies; Property
                      -----------------------------------
                      Protection Expenses.
                      -------------------

       (a) Under the terms of each of the Mortgage Loans, the Mortgagor is required to maintain for the corresponding Mortgaged Property a hazard insurance policy which contains a standard mortgagee's clause with an appropriate endorsement in favor of the Servicer or the Trustee and which insures against loss by fire and by hazards included within the term "extended coverage" and by such other hazards for which the Servicer re-quires coverage. The hazard insurance coverage for the Mortgage Loans shall be in the amounts and for the periods of time required by the Servicer. In general, such hazard coverage for each Mortgage Loan will be in an amount approximately equal to the lesser of (a) the maximum insurable value of the Mortgaged Property or (b) the Credit Limit of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, but in no event will such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. If the Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Credit Limit of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, (ii) the full insurable value or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in a similar amount. In general, such hazard coverage for each such foreclosed Mortgage Loan will be in an amount which is at least approximately equal to the lesser of (a) the maximum insurable value from time to time of the improvements which are a part of such property or (b) the Credit Limit of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be credited to the Mortgage Loan Payment Record and deposited in the Certificate Account to the extent that they constitute Net Trust Liquidation Proceeds or Trust Insurance Proceeds.

       (b) If the Servicer, or an affiliate thereof, shall obtain and maintain a "mortgagee interest policy" issued by an insurer acceptable to the Rating Agencies insuring against hazard losses on all of the Mortgaged Properties in an amount equal to the aggregate Loan Balances outstanding from time to time under the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the second and third sentences of Section 3.04(a). Such mortgagee policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the second and third sentences of Section 3.04(a), and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record and deposit into the Certificate Account, no later than 60 days after such loss occurs, the amount not otherwise payable under the blanket policy because of such deductible clause.

       (c) The Servicer shall incur, or refrain from incurring, Liquidation Expenses and Property Protection Expenses with respect to Mortgage Loans in a manner consistent with this Agreement and the Servicer's then current practice respecting comparable mortgage loans in its own portfolio. Anything contained herein to the contrary notwithstanding, the Servicer shall have the right to assign, transfer, abandon or surrender any Mortgaged Property, if, in the good faith judgment of the Servicer, there is a reasonable possibility that continued retention of such interest in such Mortgaged Property could result in Liquidation Expenses and Property Protection Expenses with respect to such Mortgage Loan exceeding Liquidation Proceeds. The Servicer shall be reimbursed for amounts expended for Property Protection Expenses and Liquidation Expenses with respect to Mortgage Loans in accordance with the terms of this Agreement.

       Section 3.05.  Mortgagor Transfers of
                      ----------------------
                      Mortgaged Properties.
                      --------------------

       In any case in which the Servicer becomes aware that a Mortgaged Property has been conveyed by a Mortgagor (except to, or for the benefit of, the Mortgagor, a co-Mortgagor or relative of the Mortgagor), the Servicer will take reasonable steps to freeze such Mortgagor's Credit Limit at the level of the current outstanding Loan Balance. Notwithstanding the Servicer's efforts to freeze a Mortgagor's Credit Limit at the current outstanding Loan Balance under such circumstances, the Loan Balance of such a Mortgage Loan may include any charges which may accrue subsequent to the date of such freeze.

       The Servicer shall exercise or refrain from exercising its right to undertake to collect the full amount due under the related Loan Agreement consistent with the then current practice of the Servicer and without regard to the inclusion of such Mortgage Loan in the Trust Fund and not in the Servicer's portfolio. If it elects not to enforce its right to accelerate and collect the full amount of such Mortgage Loan or if it is prevented from doing so by applicable law, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Loan Agreement. If deemed appropriate by the Servicer after the Person to whom such Mortgaged Property has been or is about to be conveyed enters into an assumption and modification agreement, the original Mortgagor may be released from liability. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 3.05 and by retaining the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Loan Agreement may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Loan Agreement pursuant to Section 3.01(d). Any fee collected by the Servicer for entering into any such assumption will be retained by the Servicer as additional servicing compensation.

       Notwithstanding any provision of this Agreement to the contrary, the Servicer shall not be deemed to be in default, breach or otherwise in violation of its obligations hereunder by reason of any transfer of a Mortgaged Property which occurs by operation of law or which the Servicer is restricted by law from preventing.

       Section 3.06.  Realization Upon Defaulted
                      --------------------------
                      Mortgage Loans.
                      --------------

       The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in delinquency or default and as to which no satis-factory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any delinquency or default on a related prior mortgage loan, the advancing of funds to correct such delinquency or default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in the general first and second mortgage loan servicing activities of the Servicer. The Servicer shall be reimbursed for Property Protection Expenses incurred by it out of the related Liquidation Proceeds. Notwithstanding the foregoing, the Servicer shall not be required (i) to expend its own funds in connection with any foreclosure or towards the correction of any delinquency or default on a related prior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such foreclosure, correction or restoration will increase Net Trust Liquidation Proceeds, or (ii) to foreclose upon or otherwise convert to ownership any Mortgaged Property which the Servicer has determined may be materially contaminated with hazardous wastes or hazardous substances.

       In lieu of foreclosing on any delinquent or defaulted Mortgage Loan, the Servicer, may, in its sole discretion, repurchase from the Trust Fund any Mortgage Loan which is a Seriously Delinquent Mortgage Loan. Each repurchase shall be subject to the same conditions as set forth in Section
  2.02. The repurchase price for any Seriously Delinquent Mortgage Loan shall be equal to the sum of (i) the Trust Balance thereof as of the end of the Collection Period next preceding the Distribution Date upon which the proceeds of such repurchase are to be distributed and (ii) accrued and unpaid interest to the end of such Collection Period computed on a daily basis at the Net Loan Rate on the Trust Balance thereof. The purchase price shall be included as part of the Transfer Deposit Amount deposited into the Certificate Account on the Business Day next preceding the Distribution Date upon which the proceeds of such repurchase are to be distributed. Upon making any such purchase the Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02.

       In the event that title to any Mortgaged Property securing a Mortgage Loan other than a Common Mortgage Loan is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Servicer on behalf of the Trust Fund, to the Trustee on behalf of Certificateholders, or to the Trustee's nominee on behalf of Certificateholders.

       Section 3.07.  Trustee to Cooperate.
                      --------------------
       Upon the payment in full of the Trust Balance of any Mortgage Loan during the Rapid Amortization Period or the distribution of all Net Trust Liquidation Proceeds with respect to any Mortgage Loan, the Servicer will notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer. Such notification shall be made each month at the time that the Servicer delivers the Servicing Certificate to the Trustee pursuant to
  Section 4.01. Upon any such payment or distribution, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the Loan Balance of such Mortgage Loan equals zero, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. No expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record.

       If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute at the Servicer's direction such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Servicer.

       In order to facilitate the foreclosure of the Mortgage securing any delinquent or defaulted Mortgage Loan following any recordation of the assignments of Mortgage in accordance with the provisions of this Agreement, the Trustee shall, if so requested, assign such delinquent or defaulted Mortgage Loan for the purpose of collection to the Servicer or to another assignee for collection designated by the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and the Servicer will deposit or credit any Net Trust Liquidation Proceeds received with respect thereto in the Certificate Account or the Mortgage Loan Payment Record, as the case may be. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the Servicer shall cause the assignee for collection to promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

       Section 3.08.  Servicing Compensation; Payment
                      -------------------------------
                      of Certain Expenses by Servicer.
                      -------------------------------

       (a) The Servicer shall be entitled to withhold and pay to itself as servicing compensation out of each payment received by it on account of interest on a Mortgage Loan an amount equal to daily interest at the Servicing Fee Rate on the Loan Balance from time to time outstanding during the related Interest Period. Additional servicing compensation in the form of assumption fees, annual fees, late payment charges or otherwise shall be retained by the Servicer.

       (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees, and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

       Section 3.09.  Annual Statement as to Compliance.
                      ---------------------------------

       The Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided to each Rating Agency and the Certificate Insurer. Copies of such statement shall also be provided by the Servicer to any Certificateholder upon request. If the Servicer shall fail to provide such copies and the Trustee is aware that the Servicer has not so provided copies, the Trustee shall provide such copies at the Servicer's expense if the Trustee has received such statement.

       Section 3.10.  Annual Independent Public
                      -------------------------
                      Accountants' Servicing Report.
                      -----------------------------

       On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Servicer at its expense shall cause a nationally recognized firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a report to the Company and the Trustee to the effect that all Mortgage Loans serviced by the Servicer under this Agreement were included in the total population that was subject to selection for testing in such firm's examination of certain documents and records and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (or such other audit or review program applicable to the Servicer), has disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers (or such other program), except for such items of noncompliance as shall be set forth in such report. Copies of such report shall be provided to the Rating Agencies, the Certificate Insurer, and, upon request, to the Certificateholders, by the Servicer, or by the Trustee at the Servicer's expense if the Trustee has received such report and the Servicer shall fail to provide such copies and the Trustee is aware that the Servicer has not so provided copies.

       Section 3.11.  Access to Certain Documentation
                      -------------------------------
                      and Information Regarding the
                      -----------------------------
                      Mortgage Loans.
                      --------------

       (a) The Servicer shall provide to the Trustee, the Certificate Insurer, Investor Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation and the supervisory agents and examiners of such office and such corporation, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.11 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.11 as a result of such obligation shall not constitute a breach of this Section 3.11.

       (b) The Servicer shall supply information, in such form as the Trustee shall reasonably request, to the Trustee on or before the start of the third Business Day preceding each Distribution Date, as is required in the Trustee's reasonable judgment to enable the Trustee to make required distributions and to furnish the required reports to Certificateholders and to make any draws under the Certificate Insurance Policy.

       Section 3.12.  Maintenance of Certain Servicing Policies.
                      -----------------------------------------

       The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of the Federal National Mortgage Association for persons performing servicing for mortgage loans purchased by such association; provided, however, that if the cost of the premiums for such policy or policies and bond in any year is greater than an amount equal to the sum of (i) the premiums paid by the Servicer for such policy or policies and bond in the year during which this Agreement was executed and (ii) the product of (x) the number of full years from the date of this Agreement to such future date, (y) 0.15 and (z) the premium amount described in clause (i) above, the policy or policies and bond maintained by the Servicer may provide for coverage which does not satisfy the requirements of the Federal National Mortgage Association so long as the premiums paid by the Servicer therefor approximate such sum.

       Section 3.13.  Reports to the Securities and Exchange Commission.
                      -------------------------------------------------

       The Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

       Section 3.14.  Information Required by the Internal Revenue Service
                      ----------------------------------------------------
                      Generally and Reports of Foreclosures and Abandonments
                      ------------------------------------------------------
                      of Mortgaged Property.
                      ---------------------

       In addition to the requirements set forth in Section 3.01, the Servicer shall prepare and deliver, or cause to be prepared and delivered, to the Trustee for the Trustee's signature, and shall file or cause to be filed, all federal and state information reports when and as required by all applicable state and federal income tax laws, including, without limitation, reports required by Section 6050J of the Code.

       Section 3.15.  Tax Returns.
                      -----------

       In accordance with Section 2.07 hereof, the Trustee shall not file any federal, state or local income tax return for the Trust or apply for a taxpayer identification number on behalf of the Trust. The Transferor shall treat the Mortgage Loans as its property for all federal, state and local income and franchise tax purposes and shall report all income earned thereon (including amounts payable as fees to the Servicer) as its income for federal income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file federal, state, local income or franchise tax returns, the Servicer shall prepare and deliver, or cause to be prepared and delivered, to the Trustee for filing any tax returns required to filed by the Trust; the Servicer, as agent on behalf of the Trust, shall promptly sign such returns and such returns shall be filed by the Servicer. The Servicer shall also prepare or shall cause to be prepared all tax information required by and to be distributed to Certificateholders. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state or local income, franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

       Section 3.16.  Further Assurances.
                      ------------------

       The Servicer shall provide any certifications and other information reasonably requested by the Trustee.

                                   ARTICLE IV

               Servicing Certificate; Certificate Account Deposit

       Section 4.01.  Servicing Certificate.
                      ---------------------

       With respect to each Distribution Date, not later than the second Business Day prior to each Distribution Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and to the Rating Agencies a Servicing Certificate stating the related Collection Period, Distribution Date, the series number of the Certificates, the date of this Agreement, and including, but not limited to, the following information:

       (i) the aggregate amount of Trust Interest Collections for such Collection Period (net of any amount included therein which has been retained by the Servicer prior to such Distribution Date in reimbursement for any portion of a Monthly Advance made in respect of the related Mortgage Loan as permitted by clause
            (iii) of Section 3.03);

       (ii) the aggregate amount of Trust Principal Collections for such Collection Period;

      (iii) the aggregate of any Trust Insurance Proceeds received during the related Collection Period (including, for this purpose, any amounts required to be credited by the Servicer pursuant to the last sentence of Section 3.04(b));

       (iv) the aggregate of any Net Trust Liquidation Proceeds received during the related Collection Period;

        (v) the amount of any Transfer Deposit Amount paid by the Transferor or Servicer pursuant to Section 2.02, 2.04, 3.01 or 3.06;

        (vi) the Monthly Advance for such Distribution Date;

       (vii) the Available Distribution Amount for such Distribution
             Date;

      (viii) any Monthly Advance Reimbursement Amount for such Distribution
             Date;

        (ix) the Floating Allocation Percentage and the Fixed Allocation Percentage for such Distribution Date;

         (x) the Certificate Interest Collections for such Distribution
             Date;

        (xi) the Certificate Formula Interest for the related Accrual Period, together with a specification as to the Certificate Rate applicable to such Distribution Date and whether it is derived from LIBOR or the Alternate Certificate Rate;

       (xii) the Unpaid Certificate Interest Shortfall, if any;

      (xiii) the portion of the Unpaid Certificate Interest Shortfall, if any, to be distributed on such Distribution Date;

       (xiv) the amount of Unpaid Certificate Interest Shortfall, if any, to remain after the distribution on such Distribution Date;

         (xv) the Transferor Interest Collections and Transferor Principal Collections for such Distribution Date;

        (xvi) the Accelerated Principal Distribution Amount for such Distribution Date;

       (xvii) the Scheduled Principal Collections Payment, separately stating the components thereof;

      (xviii) the aggregate of the Liquidation Loss Amounts and the Investor
              Loss Amount for such Distribution Date;

        (xix) the aggregate amount, if any, of Investor Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Investor Certificateholders pursuant to Section 5.01(a)(iv);

         (xx) the Pool Balance of the Mortgage Loans, as of the end of the preceding Collection Period;

       (xxi) the Invested Amount as of the end of the preceding Collection
             Period;

       (xxii) the Required Amount for such Distribution Date;

      (xxiii) the Transferor Subordinated Amount for such Distribution Date;

       (xxiv) the Overcollateralization Amount, if any, after giving effect to the distribution to be made on such Distribution Date;

       (xxv) the Certificate Principal Balance and Pool Factor after giving effect to the distribution on such Distribution Date;

      (xxvi) the Transferor Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

     (xxvii) the aggregate amount of Additional Balances created during the previous Collection Period;

    (xxviii) whether a Rapid Amortization Event has occurred since the prior
             Distribution Date, specifying each such Rapid Amortization Event if one has occurred;

      (xxix) the Insured Amount, if any, for such Distribution Date;

      (xxx) the Reimbursement Amount, if any, for such Distribution Date;

     (xxxi) the amount to be distributed to the Transferor pursuant to
            Section 5.01(a)(vii);

    (xxxii) the number and aggregate Trust Balances of Mortgage Loans delinquent (a) 31 to 60 days, (b) 61 to 90 days and (c) 91 days or more, respectively, as of the end of the related Collection Period;

    (xxxiii) the number and aggregate Trust Balances of all Mortgage Loans in foreclosure as of the end of the related Collection Period;

     (xxxiv) the book value (within the meaning of 12 C.F.R. Section571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;


      (xxxv) the aggregate of the Trust Balances as of the end of the related Collection Period of the Mortgage Loans which became Liquidated Mortgage Loans during such Collection Period;

     (xxxvi) the cumulative amount of Liquidation Loss Amounts for such Distribution Date and all prior Distribution Dates; and

    (xxxvii) the number and aggregate Trust Balances of Mortgage Loans to be retransferred from the Trust Fund on the related Retransfer Date and the cumulative number and aggregate Trust Balance of all Mortgage Loans that have been retransferred on all prior Retransfer Dates.

       Section 4.02.  Certificate Account.
                      -------------------
       The Servicer shall establish and maintain with the Trustee the Certificate Account as a single, separate account for the benefit of the Holders of Certificates. The Servicer shall remit to the Trustee by wire transfer of immediately available funds for deposit into the Certificate Account, not later than 1:00 p.m. New York City time on the Business Day prior to each Distribution Date, an amount equal to the aggregate of the amounts specified in clauses (i) - (v), inclusive, of the Servicing Certificate furnished to the Trustee pursuant to Section 4.01. The Servicer shall include with such deposit any Monthly Advance for such Distribution Date as specified in the Servicing Certificate.

       On each Distribution Date upon which there is a Monthly Advance Reimbursement Amount, upon the request of the Servicer, the Trustee shall withdraw from the Certificate Account for the account of the Servicer an amount equal to the Monthly Advance Reimbursement Amount, but not in excess of (i) the Available Distribution Amount (without taking into account any portion thereof representing payments of Trust Interest Collections and Trust Principal Collections allocable to the Transferor and payments of any Insured Amounts) minus (ii) the sum of the Investor Certificate Distribution Amount, the Premium Amount and the Reimbursement Amount.

       At the direction of the Servicer signed by a Servicing Officer, the Trustee shall invest any funds in the Certificate Account in Permitted Investments specified in such direction (including (but not limited to) obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments). Such direction shall be in writing, shall designate specific investments and shall certify that the specified investments constitute Permitted Investments. Each investment shall mature not later than the Business Day next preceding the Distribution Date following the date of such investment (unless the obligor in respect of such investment is the Trustee, in which case such investment may mature on such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer. The Trustee shall remit all such income and gain to the Servicer on each Distribution Date. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Servicer out of its own funds immediately as realized. The Trustee shall not be liable for any loss incurred in connection with any such investment except with respect to any investment where the Trustee is the obligor thereon.

       Section 4.03.  Payments Under Support Agreement.
                      --------------------------------

       In the event that the Servicer does not, on or before 1:00 P.M. New York City time on the Business Day preceding a Distribution Date, remit to the Trustee for deposit in the Certificate Account the respective amounts required to be remitted by it pursuant to Section 4.02, the Trustee, no later than 2:00 P.M. on such day, shall make a written demand pursuant to the Support Agreement upon the Indirect Parent for any and all amounts required to be deposited in the Certificate Account by it pursuant thereto.

       To the extent of any payment by the Indirect Parent under the Support Agreement, the Indirect Parent shall have all rights of the Servicer under this Agreement to be reimbursed for such payment made by the Indirect Parent, including, without limitation, rights in and to any Mortgage Loan or payment with respect to any Mortgage Loan or the proceeds thereof. In addition, the Indirect Parent shall be subrogated to the rights of Investor Certificateholders to the extent of payments under the Support Agreement. Each of the Transferor, the Servicer and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Indirect Parent, as evidenced in writing to the Transferor, the Servicer and the Trustee, are necessary to evidence such subrogation.

       Section 4.04.  The Certificate Insurance Policy.
                      --------------------------------

       (a) If, on any Determination Date, the statement delivered to the Trustee pursuant to Section 4.01 indicates that there will be the payment of an Insured Amount for the related Distribution Date, the Trustee shall complete the Notice for Payment (as defined and included in the form specified by the Certificate Insurance Policy). The Trustee shall submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Distribution Date as a claim for an Insured Payment.

       (b) Upon receipt of Insured Payments from the Certificate Insurer on behalf of Investor Certificateholders, the Trustee shall deposit such Insured Payments in the Certificate Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Section 5.01(a); provided that Insured Payments shall be applied and distributed solely to Holders of the Investor Certificates and any Preference Amount shall be distributed solely to the Holders of the Investor Certificates.

       (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of Investor Certificates receiving any Insured Payment from the Certificate Insurer and (ii) disburse the same to the Holders of such Certificates as set forth in Section 5.01(a). Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall not be considered payment by the Trust Fund with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 5.01(a)(v). The Trustee hereby agrees on behalf of each Investor Certificateholder and the Trust Fund for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of such Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 5.01(a)(v).

       (d) Subject only to the priority of payment provisions of this Agreement, each of the Transferor, the Servicer and the Trustee acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Holders of the Investor Certificates to any moneys paid or payable in respect of the Investor Certificates under this Agreement or otherwise. Each of the Transferor, the Servicer and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer, as evidenced in writing to the Transferor, the Servicer and the Trustee, are necessary to evidence such subrogation and, subject to the priority of payment provisions of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Investor Certificates under this Agreement or otherwise.

                                   ARTICLE V

                           Payments and Statements to
                               Certificateholders

       Section 5.01.  Distributions.
                      -------------

       (a)  Distribution of Certificate Interest Collections.  On each
            ------------------------------------------------
  Distribution Date, the Trustee shall, based upon information set forth in the Servicing Certificate, distribute out of the Certificate Account to the extent of Certificate Interest Collections collected during the related Collection Period and any Monthly Advance for such Distribution Date (including any amount paid by the Indirect Parent under the Support Agreement pursuant to Section 4.03), in the following amounts and order of priority to the following Persons:

         (i)     to the Certificate Insurer, the Premium Amount;

        (ii) to the Investor Certificateholders as interest, the Certificate Formula Interest and then any Unpaid
                 Certificate Interest Shortfall;

       (iii) to the Investor Certificateholders as principal in reduction of the Certificate Principal Balance, any Investor Loss Amount for such Distribution Date;

        (iv) to the Investor Certificateholders as principal in reduction of the Certificate Principal Balance, the aggregate amount of any Investor Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Investor Certificateholders pursuant to this clause (iv);

         (v)     to the Certificate Insurer, any Reimbursement Amount;

        (vi) to the Investor Certificateholders as principal in reduction of the Certificate Principal Balance, any Accelerated Principal Distribution Amount; and

       (vii)     to the Transferor, any remaining amount.

  provided, however, that, notwithstanding the above prioritization of the distribution of the Certificate Interest Collections on deposit in the Certificate Account, on each Distribution Date any Insured Payment received by the Trustee and deposited in the Certificate Account shall be applied by the Trustee solely for the benefit of the Investor
  Certificateholders.

       (b)  Distribution of Trust Principal Collections. Subject to Section
            -------------------------------------------
  11.02(b) and except on the Stated Maturity Date, on each Distribution Date, the Trustee shall distribute out of the Certificate Account to Investor Certificateholders the Trust Principal Collections up to the Scheduled Principal Collections Payment (but not in excess of the Certificate Principal Balance). On the Stated Maturity Date, the Trustee shall distribute Trust Principal Collections to the Investor Certificateholders up to the Certificate Principal Balance.

       (c)  Application of Transferor Subordinated Amount.  (i)  If, after
            ---------------------------------------------
  applying Certificate Interest Collections as provided in Section 5.01(a) above, any amounts payable pursuant to clauses (i) through (iv), inclusive, of Section 5.01(a) remain unpaid, the Trustee shall, based on information set forth in the Servicing Certificate, apply Transferor Interest Collections and Transferor Principal Collections (but only up to the Transferor Subordinated Amount prior to such application) to make such payments and the Transferor Subordinated Amount shall be reduced in accordance with clause (i)(a) of the definition thereof to the extent of such application of funds.

       (ii) If Transferor Interest Collections and Transferor Principal Collections as so applied in the preceding paragraph are insufficient to cover the amounts payable pursuant to clauses (iii) and (iv) of Section 5.01(a) on such Distribution Date, then the remaining Investor Loss Amount (but only to the extent of the remaining Transferor Subordinated Amount on such Distribution Date) shall be reallocated to the Transferor (i.e., in accordance with the definition of Aggregate Investor Loss Amount) and the Transferor Subordinated Amount shall be reduced in accordance with clause
  (i)(b) of the definition thereof to the extent of such reallocation to the Transferor.

       (d)  Distribution of the Insured Payment.  With respect to any
            -----------------------------------
  Distribution Date, to the extent that:

       (i) the amount on deposit in the Certificate Account on such Distribution Date and available to be distributed pursuant to
            Section 5.01(a), together with the amount of Transferor Interest Collections and Transferor Principal Collections to be applied pursuant to Section 5.01(c), are less than the amount payable pursuant to Section 5.01(a)(ii) on such Distribution Date, plus

      (ii) after the Transferor Subordinated Amount has been reduced to zero, the amount, if any, by which the Certificate Principal Balance as of such Distribution Date (after giving effect to all other amounts distributable and allocable to principal on the Investor Certificates on such Distribution Date) exceeds the Invested Amount as of such Distribution Date (after giving effect to all other amounts distributable and allocable to principal on the Investor Certificates on such Distribution
            Date), plus

     (iii) any portion of the Certificate Principal Balance remains outstanding on the Stated Maturity Date (after giving effect to all other amounts distributable and allocable to principal on the Investor Certificates on such Distribution Date), the Trustee will make such payments (the "Deficiency Amount") to Investor Certificateholders from the Insured Payment pursuant to Section 4.04.

       Notwithstanding the foregoing, the Certificate Insurance Policy (i) shall not cover any such Deficiency Amount on any Dissolution Distribution Date and (ii) shall not be available to cover any insufficiency in the distributions required to be made to Investor Certificateholders pursuant to Section 11.02(b).

       The aggregate amount of principal distributed to Investor
  Certificateholders under Article V of this Agreement shall not exceed the Original Certificate Principal Balance.

       (e)  Method of Distribution.  On each Distribution Date, the Trustee
            ----------------------
  shall distribute to each Investor Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request of a Holder of a Investor Certificate received by the Trustee at least five Business Days prior to the related Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Investor Certificates which have principal denomi-nations aggregating at least $5,000,000), or by such other means of payment as such Certificateholder and the Trustee shall agree. Distributions among Investor Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Investor Certificates held by such Investor Certificateholders.

       (f)  Final Distribution.   Except as otherwise provided in Section
            ------------------
  10.01 and Section 11.02, when the Trustee expects that the final distribution with respect to the Investor Certificates will be made on the next Distribution Date, the Trustee shall, no later than three (3) days after the related Determination Date, mail to each Holder on such date of the Investor Certificates a notice to the effect that: (i) the Trustee expects that the final distribution with respect to the Investor Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on the Investor Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall follow procedures comparable to the arrangements set forth in Section 10.01(e).

       (g)  Distributions on Book-Entry Certificates.  Each distribution
            ----------------------------------------
  with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Investor Certificates. None of the Trustee, the Transferor nor the Servicer shall have any responsibility therefore except as otherwise provided by applicable law.

       (h)  Distributions to Holders of Transferor Certificates.  On each
            ---------------------------------------------------
  Distribution Date, the Trustee shall, based upon the information set forth in the Servicing Certificate for such Distribution Date, distribute to the Transferor the Transferor Interest Collections and Transferor Principal Collections that are not required to be distributed to the Investor Certificateholders pursuant to Section 5.01(c) on such Distribution Date; provided that collections allocable to the Transferor Certificates will be distributed to the Transferor only to the extent that such distribution will not reduce the amount of the Transferor Certificate Principal Balance as of such Distribution Date below the Minimum Transferor Interest. Amounts not distributed to the Transferor because of such limitations will be retained in the Certificate Account until the Transferor Certificate Principal Balance exceeds the Minimum Transferor Interest, at which time such excess shall be released to the Transferor. If any such amounts are still retained in the Certificate Account upon the commencement of the Rapid Amortization Period, such amounts will be paid to the Investor Certificateholders as a reduction of the Investor Certificate Principal Balance.

       Section 5.02. Certain Calculations by the Trustee.
                     -----------------------------------

       On the LIBOR Business Day next preceding each Distribution Date the Trustee shall determine LIBOR for the next Accrual Period. The Trustee shall promptly advise the Servicer of such determination by tested telex or telefax to the address provided herein.

       The determination of LIBOR by the Trustee for each Accrual Period (excluding the first Accrual Period) shall (in the absence of manifest error) be final, conclusive and binding upon the Certificateholders, the Servicer and any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns.

       Section 5.03.  Statements to Certificateholders.
                      --------------------------------

       Not later than the second Business Day prior to each Distribution Date, the Servicer shall deliver to the Trustee for mailing to each Holder of a Investor Certificate and the Certificate Insurer a statement with respect to such Distribution Date setting forth:

            (i)  the Investor Certificate Distribution Amount;

            (ii) the amount of interest included in such distribution and the related Certificate Rate;

            (iii) the amount, if any, of any Unpaid Certificate Interest Shortfall in such distribution;

            (iv) the amount, if any, of the remaining Unpaid Certificate Interest Shortfall after giving effect to such distribution;

            (v) the amount, if any, of principal in such distribution, separately stating the components thereof;

            (vi) the amount, if any, of the reimbursement of previous Investor Loss Reduction Amounts in such distribution;

            (vii) the amount, if any, of the aggregate of unreimbursed Investor Loss Reduction Amounts after giving effect to such distribution;

            (viii) the Investor Floating Allocation Percentage for such Distribution Date;

            (ix) the Invested Amount, the Certificate Principal Balance and the Pool Factor, each after giving effect to such distribution;

            (x)  the Required Amount for such Distribution Date,

            (xi) the Transferor Subordinated Amount after giving effect to such distribution,

            (xii) the Pool Balance of the Mortgage Loans as of the end of the preceding Collection Period;

            (xiii)  the Overcollateralization Amount, if any;

            (xiv)  the Servicing Fee for such Distribution Date;

            (xv)  the amount of any Monthly Advance by the Servicer;

            (xvi) the number and aggregate Trust Balances of Mortgage Loans delinquent (a) 31 to 60 days, (b) 61 to 90 days and (c) 91 days or more, respectively, as of the end of the preceding Collection Period;

            (xvii) the number and aggregate Trust Balances of the Mortgage Loans in foreclosure as of the end of the preceding Collection Period;


            (xviii)  the book value (within the meaning of 12 C.F.R.
       Section 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure; and

            (xix)  the amount of any Insured Payments by the Certificate
       Insurer;

            (xx) the number and aggregate Trust Balance of Mortgage Loans to be retransferred from the Trust Fund on the related Retransfer Date, and the cumulative number and aggregate Trust Balance of all Mortgage Loans that have been retransferred on all prior Retransfer Dates.

            In the case of information furnished pursuant to clauses (ii) through (vii) above, the amounts shall be expressed as a dollar amount per Investor Certificate with a $1,000 denomination.

       Within 90 days after the end of each calendar year, the Servicer shall deliver to the Trustee for mailing to each Person who at any time during the calendar year was the Holder of a Investor Certificate and to the Certificate Insurer a statement containing the information set forth in clauses (ii) and (v) above aggregated for such calendar year or, in the case of each Person who was a Certificateholder for a portion of such calendar year, setting forth such information for each month thereof.
  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

       The Trustee shall prepare or cause to be prepared (based on information provided to it by the Servicer and in a manner consistent with the treatment of the Investor Certificates as indebtedness) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Certificateholders in respect of distributions by the Trustee on the Investor Certificates (e.g., Internal Revenue Service Form 1099-OID) and shall file and distribute such forms as required by law.

       Section 5.04.  Rights of Certificateholders.
                      ----------------------------

       The Investor Certificates shall represent fractional undivided interests in the Trust Fund, including the benefits of the Certificate Account and the right to receive Certificate Interest Collections, Principal Collections and other amounts at the times and in the amounts specified in this Agreement; the Transferor Certificates shall represent the remaining interest in the Trust Fund.


                                   ARTICLE VI

                                The Certificates

       Section 6.01.  The Certificates.  The Investor Certificates shall be
                      ----------------
  substantially in the forms set forth in Exhibits A and C, and the Transferor Certificates shall be substantially in the forms set forth in Exhibits B and D, and shall, on original issue, be executed, countersigned and delivered by the Trustee to or upon the order of the Transferor concurrently with the transfer and assignment to the Trustee of the Trust Fund. The Investor Certificates shall be initially evidenced by one or more certificates representing the entire Original Certificate Principal Balance. Beneficial ownership of the Investor Certificates that are Book-Entry Certificates may be held in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof (except as provided in the following paragraph). The sum of the denominations of all outstanding Investor Certificates shall equal the Original Certificate Principal Balance. The Transferor Certificates shall be issuable as one or more certificates representing the entire interest in the assets of the trust other than that represented by the Investor Certificates and shall initially be issued to the Transferor.

       Beneficial ownership of the Investor Certificates that are Book-Entry Certificates may be held in minimum dollar denominations of less than $25,000 and integral multiples of $1,000 in excess thereof in the case of Persons who (i) are sophisticated, institutional investors having knowledge and experience in financial and business matters, (ii) are purchasing on behalf of, and serving as investment advisor or manager for, one or more Persons who are sophisticated, institutional investors having knowledge and experience in financial and business matters, (iii) are purchasing Certificates which have, in the aggregate, an Original Certificate Principal Balance in excess of $25,000, and (iv) have requested that Investor Certificates be issued in such lower minimum denominations and registered in the name of Persons meeting the criteria in clause (ii).

       The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature. Subject to Section 6.02(c), the Investor Certificates shall be Book-Entry Certificates. The Transferor Certificates shall not be Book-Entry Certificates.

       Section 6.02.  Registration of Transfer and
                      ----------------------------
                      Exchange of Certificates; Registrar.
                      -----------------------------------

       (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Investor Certificates and transfers and exchanges of Investor Certificates as herein provided.

       Upon surrender for registration of Transfer of any Investor Certif-icate at any office or agency of the Trustee maintained for such purpose pursuant to the foregoing paragraph, the Trustee shall execute, counter-sign and deliver, in the name of the designated Transferee or Transferees, one or more new Investor Certificates of the same aggregate Percentage Interest.

       At the option of the Investor Certificateholders, Investor Certificates may be exchanged for other Investor Certificates of authorized denominations of the same aggregate Percentage Interest, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Investor Certificates which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for Transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

       No service charge shall be made for any Transfer or exchange of Investor Certificates, but the Trustee may require payment of a sum suf-ficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Investor Certificates.

       All Certificates surrendered for Transfer and exchange shall be cancelled by the Trustee.

       (b) Except as provided in Section 6.02(d), the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Investor Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Investor Certificates; (iii) ownership and transfers of registration of the Investor Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Investor Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

       All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

       Whenever notice or other communication to the Investor
  Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.02(d), the Trustee shall give to the Depository all such notices and communications specified herein to be given to Certificateholders.

       (c) If (x)(i) the Servicer advises the Trustee and the Certificate Insurer in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing Percentage Interests aggregating not less than 50% of the aggregate Percentage Inter-ests of the Investor Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Investor Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the expense of the Servicer, issue the Definitive Certificates. The Definitive Certificates shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof, except that any Investor Certificate that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate pursuant to the second paragraph of Section 6.01 shall be issued in minimum denomination equal to the amount represented by such Book-Entry Certificate and shall be subject to the same restrictions on transfer set forth in the second paragraph of Section 6.01. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certifi-cates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

       Section 6.03.  Mutilated, Destroyed, Lost
                      --------------------------
                      or Stolen Certificates.
                      ----------------------

       If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Servicer and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certifi-cate, a new Certificate of like tenor, Class and Percentage Interest.
  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any new Certificate issued pursuant to this Section shall con-stitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

       Section 6.04.  Persons Deemed Owners.
                      ---------------------

       The Servicer, the Transferor, the Certificate Insurer, the Trustee and any agent of the Servicer, the Transferor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
  5.01 and for all other purposes whatsoever, and neither the Servicer, the Transferor, the Certificate Insurer, the Trustee nor any agent of the Servicer, the Transferor, the Certificate Insurer or the Trustee shall be affected by notice to the contrary.

       Section 6.05.   Restrictions on Transfer
                       ------------------------
                       of Transferor Certificates.
                       --------------------------

       (a) The Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section 6.05 and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section 6.05.

       (b) No transfer of a Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. The Trustee and the Servicer shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Servicer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from which Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer, and the Trustee and the Servicer shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Servicer certifying to the Trustee and the Servicer the facts surrounding such transfer, which Investment letter shall not be an expense of the Trustee or the Servicer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof. The Holder of a Transferor Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Certificate Insurer against any liability that may result if the transfer is not so exempt or if not made in accordance with such federal and state laws.

       (c) The Transferor Certificates and any interest therein shall not be transferred except upon satisfaction of the following conditions precedent: (i) the Person that acquires a Transferor Certificate shall (A) be organized and existing under the laws of the United States of America or any state or the district of Columbia thereof (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Transferor hereunder with respect to the assets evidenced by the Transferor Certificates, and (C) as part of its acquisition of a Transferor Certificate, acquire all rights of the related Transferor or any transferee under this Section 6.05(c) to amounts payable to such Transferor or such transferee under Sections 5.01(a)(vii) and 5.01(g),
  (ii) the Transferor shall deliver to the Trustee an Officer's Certificate stating that such transfer and such supplemental agreement comply with this Section 6.05(c) and that all conditions precedent provided by this
  Section 6.05(c) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this Section 6.05(c) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;
  (iii) the Transferor shall deliver to the Trustee a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to such transfer without taking into account the Certificate Insurance Policy, will not be reduced or withdrawn; (iv) the Transferor shall deliver to the Trustee an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Investor Certificates after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of an Investor Certificateholder or any Certificate Owner and (d) such transfer will not result in the arrangement created by this agreement or any "portion" of the assets being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the assets and the other property conveyed hereunder shall have been taken or made and (vi) the transferee shall have assumed the obligations of the Transferor pursuant to Section 7.06 hereof. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this Section 6.05(c) shall not apply in the event the Trustee shall have received a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause (i)(A) without taking into account the Certificate Insurance Policy, shall not be reduced or withdrawn.

       Section 6.06.  Actions of Certificateholders.
                      -----------------------------

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by its agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Transferor, the Certificate Insurer or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Transferor, the Certificate Insurer and the Servicer, if made in the manner provided in this Section.

       (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

       (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of Transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

       (d) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

       (e) The ownership of Certificates shall be proved by the Certificate Register.

                                  ARTICLE VII

                        The Servicer and the Transferor

       Section 7.01.  Liability of the Servicer.
                      -------------------------

       The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

       Section 7.02.  Merger or Consolidation of,
                      ---------------------------
                      or Assumption of the Obligations
                      --------------------------------
                      of, the Servicer or Transferor.
                      ------------------------------

       Any corporation into which the Servicer or Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or Transferor shall be a party, or any corporation succeeding to the business of the Servicer or Transferor, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by the Indirect Parent, which executes an agreement of assumption to perform every obligation of the Servicer or Transferor hereunder, shall be the successor of the Servicer or Transferor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       Notwithstanding anything to the contrary contained in this Section
  7.02 or in Section 7.04, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that (i) the purchaser or transferee accepting such assignment or delegation shall be a Person reasonably satisfactory to the Trustee and which shall be qualified to service mortgage loans for the Federal National Mortgage Association, and shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement from and after the date of such agreement; and (ii) each Rating Agency's rating of the Investor Certif-icates in effect immediately prior to such assignment, sale or transfer will not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer, as evidenced by a letter to such effect from each Rating Agency. In the case of any such assignment and delegation, the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in clauses (i) and
  (ii) of the preceding sentence.

       Section 7.03.  Limitation on Liability of
                      --------------------------
                      the Servicer and Others.
                      -----------------------

       Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person
              ----- -----
  respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event of any such loss, liability or expense, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Servicer shall be entitled to reimbursement therefor only from amounts otherwise distributable to the Holders of the Transferor Certificates on any subsequent Distribution Date. The Servicer's right to reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Servicer pursuant to Section
  7.04 or 8.01 with respect to any such losses, liabilities or expenses arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any claims under this Section 7.03 by or on behalf of the Certificateholders or the Trust Fund shall be made only against the Servicer, who shall be liable hereunder with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

       Section 7.04.  Servicer Not to Resign.
                      ----------------------
       Subject to the provisions of Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it (i) for so long as the Trust owns Trust Balances of one or more Common Mortgage Loans, unless it has resigned from its obligations and duties as servicer under all Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans or (ii) except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or other affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or such subsidiaries or other affiliates at the date of this Agreement. For so long as the Trust owns Trust Balances of one or more Common Mortgage Loans, the determination set forth in clause (ii) shall provide the basis for the Servicer's resignation only if the Servicer simultaneously resigns from its obligations and duties as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans. For so long as the Trust owns Trust Balances of one or more Common Mortgage Loans, the Servicer shall resign from its obligations and duties hereunder promptly upon any resignation from its obligations and duties as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans.

       Any resignation under this Section 7.04 shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer; provided, however, that no resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

       Section 7.05.  Limitation on Liability of Certain Persons.
                      ------------------------------------------

       No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Transferor or of any successor corporation, either directly or through the Transferor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. This Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors as such, of the Transferor, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and
                                         ----- -----
  submitted by any Person respecting any matters arising hereunder.


       Section 7.06.  Liability of Transferor.
                      -----------------------

       Notwithstanding Section 7.05 or any other provisions of this Agreement, the Transferor by entering into this Agreement, by its acceptance thereof, agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those that would be incurred by a Certificateholder if the Certificates were notes secured by the Trust assets, for example, as a result of the performance of the Trust assets, market fluctuations, a shortfall or failure to make payment under the Certificate Insurance Policy or other similar market or investment risks associated with ownership of the Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Servicer taken pursuant hereto (to the extent that, if the Trust assets at the time the claim is made were used to pay in full all outstanding Certificates, the Trust assets that would remain after the Certificateholders and Certificate Insurer were paid in full would be insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the Delaware Revised Uniform Partnership Act in which the Transferor was a general partner. The rights created by this Section
  7.06 shall run directly to and be enforceable by the injured party subject to the limitations hereof.

       Section 7.07.  Transferor May Own Certificates.
                      -------------------------------

       The Transferor and any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Transferor or such an affiliate thereof, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01. Certificates so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Investor Certificates, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01.

                                  ARTICLE VIII

                                    Default

       Section 8.01. Events of Default.
                     -----------------

       If any one of the following events ("Events of Default") shall occur and be continuing:

            (i) Any failure by the Servicer to remit to the Trustee any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates or by the Certificate Insurer; or

           (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of sixty
       (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates or by the Certificate Insurer; or

          (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or Liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

           (iv) The consent by the Servicer to the appointment of a con-servator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

  then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee (with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld), or the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates (with the consent of the Certificate Insurer) or the Certificate Insurer, by notice then given in writing to the Servicer (and to the Trustee if given by Certificateholders or the Certificate Insurer) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement. In addition, for so long as the Trust owns Trust Balances of one or more Common Mortgage Loans, whether or not there is any Event of Default hereunder, if the Servicer is terminated as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans, the Trustee shall promptly deliver a notice of termination to the Servicer and shall appoint as successor Servicer pursuant to Section 8.02 the same Person appointed to succeed the Servicer as servicer under such Prior Trust Pooling and Servicing Agreements.

       Any written notice provided to the Servicer shall be simultaneously provided to the Indirect Parent, the Certificate Insurer and the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Servicer in the Certificate Account or thereafter received by the Servicer with respect to the Mortgage Loans.
  In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Servicer under this Agreement, the Servicer shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 8.01 which terminates the obligation and rights of the Servicer hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.03(ii) if such notice had not been given.

       Section 8.02.  Trustee to Act; Appointment of Successor.
                      ----------------------------------------

       (a) On and after the time the Servicer receives a notice of termina-tion pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of Section 7.04, and, for so long as the Trust owns Trust Balances of one or more Common Mortgage Loans (and if and for so long as the Trustee also acts as servicer under a Prior Trust Pooling and Servicing Agreement applicable to such Common Mortgage Loans), the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Servicer pursuant to Section 2.02 and Section 2.04, the obligations of the Servicer to make repurchases or replacements of Mortgage Loans pursuant to Section 3.01 and Section 3.06 and the obligations of the Servicer to make Monthly Advances pursuant to Section 4.02 shall not be the responsibilities, duties or obligations of the Trustee. As compensa-tion therefor, the Trustee shall, except as provided in Section 8.01, be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given.
  Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer, (ii) if the Trustee is legally unable so to act, (iii) for so long as the Trust owns one or more Trust Balances of the Common Mortgage Loans, if the Trustee is not acting as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans, the Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii) or (iii)) appoint, with the consent of the Certificate Insurer, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution that is then servicing a home equity loan portfolio and having all licenses, permits and approvals required by applicable law, and having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that, for so long as the Trust owns Trust Balances of one or more Common Mortgage Loans, any such successor Servicer shall be the same Person that is then acting as, or has been designated to act as, servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans; and provided, further, that the appointment of any such successor Servicer shall not result in the reduction, suspension or withdrawal of the ratings assigned to the Investor Certificates by any Rating Agency without taking into account the Certificate Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

       (b) Any successor, including the Trustee, to the Servicer as servi-cer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12. No successor servicer (other than the Trustee as successor to the Servicer) shall have the right (i) to maintain possession of the Mortgage Files as set forth in
  Section 2.01(d) or (ii) to retain and commingle payments on, and collections in respect of, the Mortgage Loans with its own funds pursuant to Section 3.02(c).

       Section 8.03.  Notification to Certificateholders.
                      ----------------------------------

       Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof (i) to Certificateholders at their respective addresses appearing in the Certificate Register, (ii) to each Rating Agency at their respective addresses set forth in Section 11.06, and (iii) to the Certificate Insurer at its address set forth in Section 11.06.

       Section 8.04.  Waiver of Past Events of Default.
                      --------------------------------

       The Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates together, with the consent of the Certificate Insurer, may, on behalf of all Holders of Certificates, waive any Event of Default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to the Certificate Account in accordance with this Agreement. Upon any such waiver of a past Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                   ARTICLE IX

                                  The Trustee

       Section 9.01.  Duties of Trustee.
                      -----------------

       The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

       The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

       No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

       (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

       (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;


     (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates with the consent of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

       (iv) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the Holders of Certificates evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates) or the Certificate Insurer.

       The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

       Section 9.02.  Certain Matters Affecting the Trustee.
                      -------------------------------------

       Except as otherwise provided in Section 9.01:

        (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

       (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

       (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates or the Certificate Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

       (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

       Section 9.03.  Trustee Not Liable for Certificates
                      -----------------------------------
                      or Mortgage Loans.
                      -----------------

       The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Servicer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certi-ficates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Servicer.

       Section 9.04.  Trustee May Own Certificates.
                      ----------------------------

       The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

       Section 9.05.  Servicer to Pay Trustee's Fees and Expenses.
                      -------------------------------------------

       The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses (including any expenses arising under Section 4.04(d)), dis-bursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Servicer covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims, legal actions, including any pending or threatened claims or legal actions, or expenses other than those resulting from the negligence or bad faith of the Trustee.

       Section 9.06.  Eligibility Requirements for Trustee.
                      ------------------------------------

       The Trustee hereunder shall at all times (i) be a Person having its principal office in the state of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (ii) have at all times a long term unsecured debt rating (or the direct or indirect corporate parent of the Trustee have a long term unsecured debt rating if the Trustee does not have such a rating) that will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by each Rating Agency. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

       Section 9.07.  Resignation or Removal of Trustee.
                      ---------------------------------

       The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee; provided, however, that, (i) such appointment does not result in a reduction or withdrawal of the then current rating of the Investor Certificates, and (ii) so long as such consent is not unreasonably withheld, the Certificate Insurer consents to such appointment. The Servicer shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. If the Servicer does not appoint a successor Trustee within such 30 day period and it is not making a good faith effort to appoint a successor Trustee, then the Certificate Insurer may appoint a successor Trustee. The Servicer shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Servicer's failure to make a good faith effort to appoint a successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Transferor, (ii) the Transferor has delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Investor Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee (if (a) the Trustee proposes to the Transferor and the Servicer to enter into an agreement with the Trustee and the Transferor and the Servicer, each in its sole discretion, elect to enter into such agreement and (b) such agreement is consented to by the Certificate Insurer and is satisfactory to the Rating Agencies without resulting in a reduction in or withdrawal of any rating of the Investor Certificates, then upon the execution and delivery of such agreement the Transferor shall not request such resignation pursuant to this clause (ii)) and the Trustee shall fail to resign after written request therefor by the Transferor, or (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or, in the case of clause (ii) above, the Servicer may remove the Trustee and appoint a successor trustee, subject to the following paragraph and to the consent of the Certificate Insurer to such appointment (which consent shall not be unreasonably withheld), by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

       Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

       Section 9.08.  Successor Trustee.
                      -----------------

       Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Transferor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

       No successor Trustee shall accept appointment as provided in this
  Section 9.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

       Upon acceptance of appointment by a successor Trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

       Section 9.09.  Merger or Consolidation of Trustee.
                      ----------------------------------

       Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       Section 9.10.  Appointment of Co-Trustee or
                      ----------------------------
                      Separate Trustee.
                      ----------------

       Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

       Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (provided, however, that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

       (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

      (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

       Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, speci-fically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Transferor.

       Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

       Section 9.11.  Tax Returns.
                      -----------

       The Trustee, upon request, will furnish the Servicer with all such information as may be reasonably required and within the Trustee's reasonable control or knowledge in connection with the Servicer's preparation of all tax returns of the Trust Fund, and shall, upon request, execute such returns.

       Section 9.12.  Streit Act.
                      ----------

       Any provisions required to be contained in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 shall not apply to this Agreement, such Section 126 shall not have any effect, and if such Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provision of Article 4-A of the New York Real Property Law, such mandatory provisions of such Article 4-A shall prevail, provided, however, that if such Article 4-A shall not apply to this Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such
  Article 4-A shall cease to have any further effect upon the provisions of this Agreement.



                                   ARTICLE X

                                  Termination

       Section 10.01.  Termination.
                       -----------

       (a) The respective obligations and responsibilities of the Servicer, the Transferor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of:

        (i) the retransfer, under the conditions specified in
            Section 10.01(b), to the Servicer of the Investor
            Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund for an amount equal to the sum of (A) the Certificate Principal Balance, (B) accrued and unpaid
            Certificate Formula Interest through the day preceding the final Distribution Date, (C) any Unpaid Certificate Interest Shortfall, and (D) any accrued and unpaid Investor Loss Reduction Amounts through the day preceding such final Distribution Date;

       (ii) the day following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Certificate Principal Balance to zero;

      (iii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the Trust Balance of the last Mortgage Loan remaining in the Trust Fund (including without limitation the disposition of the Mortgage Loans pursuant to Section 10.02) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; and

       (iv) the Distribution Date in January 2007.

  provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

       (b) The Servicer shall have the right to exercise the option to retransfer to itself each Mortgage Loan pursuant to Section 10.01(a)(i) on any Distribution Date on or after the Distribution Date immediately prior to which the Certificate Principal Balance is less than ten percent (10%) of the Original Certificate Principal Balance and all amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement, have been paid. If such right is exercised and the Trustee is holding the Mortgage Files, the Servicer shall provide to the Trustee the certification required by Section 3.07 and the Trustee shall, promptly following payment of the retransfer price, release to the Servicer the Mortgage Files pertaining to the Mortgage Loans being retransferred.

       (c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Investor Certificateholders may surrender their Investor Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Servicer to the Trustee no later than the 20th day of the month preceding the month of such final distribution, if the Servicer is exercising its right to repurchase the assets of the Trust
  Fund) by letter to Investor Certificateholders and the Certificate Insurer mailed not earlier than the first day and not later than the tenth day of the month of such final distribution specifying (A) the Distribution Date upon which final distribution of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Investor Certificates at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Servicer to the Trustee as described in the preceding sentence, the Servicer shall deposit in the Certificate Account before the Distribution Date for such final distribution in immediately available funds an amount equal to the repurchase price for the assets of the Trust Fund computed as above provided. Such deposit shall be in lieu of the deposit otherwise required to be made in respect of such Distribution Date.

       (d) Upon presentation and surrender of the Investor Certificates, the Trustee shall cause to be distributed to the holders of Investor Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Investor Certificates, an amount equal to (i) if such final distribution is not being made pursuant to the retransfer to the Servicer pursuant to
  Section 10.01(a)(i), the amount required to be distributed to Investor Certificateholders pursuant to Section 5.01 for such Distribution Date and
  (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 10.01(a)(i). The distribution on such final Distribution Date pursuant to a retransfer pursuant to Section 10.01(a)(i) shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. On the final Distribution Date prior to having made the distributions called for above, the Trustee will withdraw from the Certificate Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the amounts described in clauses (d)(i) and (ii) above and (y) the unpaid amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement.

       (e) In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to the Certificate Insurer or Investor Certificateholders to be withdrawn therefrom and credited to the remaining Investor Certificateholders by depositing such funds in a separate escrow account for the benefit of such Investor Certificateholders and the Servicer (if the Servicer has exercised its right to retransfer the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates shall not have been surrendered for cancellation, any funds deposited in such escrow account and remaining unclaimed shall be paid by the Trustee to the Servicer and thereafter Investor Certificateholders shall look only to the Servicer with respect to any claims in respect of such funds.

       Section 10.02.  Termination by Certificate Insurer.
                       ----------------------------------

       In the event the Servicer does not exercise its option to terminate the Trust Fund pursuant to this Article X, the Certificate Insurer may do so on the same terms.

                                   ARTICLE XI

                           Rapid Amortization Events

       Section 11.01.  Rapid Amortization Events
                       -------------------------

       If any one of the following events shall occur during the Managed Amortization Period:

       (a) failure on the part of the Servicer (i) to make any payment or deposit required by the terms of this Agreement, on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made herein, or (ii) duly to observe or perform in any material respect the covenants set forth in Section 2.04 or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure, in each case, materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and which, in the case of clause (iii), continues unremedied and continues to affect materially and adversely the interests of the Certificateholders for a period of sixty
  (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%;

       (b) any representation or warranty made by the Servicer in this Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Investor Certificateholders or the Certificate Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Investor Certificateholders or the Certificate Insurer for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by either the Certificate Insurer or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%; provided, however, that a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Servicer has accepted retransfer of the related Mortgage Loan or Mortgage Loans during such period (or such longer period (not to exceed an additional 60 days) as the Trustee, with the consent of the Certificate Insurer, may specify) in accordance with the provisions hereof;

       (c) the Transferor or the Servicer shall go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Transferor or the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days; or the Transferor or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

       (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended;

       (e)  any Event of Default shall occur;

       (f) the aggregate of Insured Payments under the Certificate Insurance Policy exceeds 1% of the Pool Balance as of the Cut-off Date; or

       (g) the Transferor or the Servicer becomes subject to a tax lien and not released within sixty (60) days of its attachment;

  then, in the case of any event described in subparagraph (a), (b) or (e) after the applicable grace period, if any, set forth in such subparagraphs, either the Certificate Insurer, the Trustee or the Holders of Investor Certificates evidencing Percentage Interests aggregating more than 51%, with the consent of the Certificate Insurer, by notice given in writing to the Transferor and the Servicer (and to the Trustee if given by either the Certificate Insurer or the Investor Certificateholders) may declare that an early amortization event (a "Rapid Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (f) or (g), a Rapid Amortization Event shall occur without any notice or other action on the part of the Trustee, the Certificate Insurer or the Investor Certificateholders, immediately upon the occurrence of such event.

       Section 11.02.   Additional Rights Upon an Insolvency Event.
                        ------------------------------------------

       (a) If the Transferor goes into liquidation or consents to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Transferor or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor and such decree shall have remained in force undischarged or unstayed for a period of 30 days; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making, suspension or viola-tion or other event described above, an "Insolvency Event"), (i) the Transferor shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making, suspension or inability, as the case may be (the "Appointment Day"), promptly give notice to the Trustee and the Certificate Insurer of such Insolvency Event, and (ii) the arrangement among the Certificateholders and the Transferor shall dissolve and the Trust shall be liquidated in accordance with the following procedures. The Transferor shall on the Appointment Day immediately cease to transfer Additional Balances to the Trust. Notwithstanding any cessation of the transfer to the Trust of Additional Balances, Additional Balances transferred to the Trust prior to the occurrence of such Insolvency Event or violation, and Principal Collections and Interest Collections, whenever created, accrued in respect of such Mortgage Loans shall continue to be a part of the Trust, and shall continue to be allocated and paid in accordance with Article IV. Within fifteen (15) days of the Appointment Day, the Trustee shall (i) publish a notice in an authorized newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Trust assets on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to the Certificateholders describing the provisions of this Section 11.02 and requesting instructions from such Holders. Unless within seventy-five (75) days from the day notice pursuant to clause (i) above is first published the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 51% of the aggregate Percentage Interests to the effect that such Certificateholders disapprove of the liquidation of the Trust assets, the Trustee shall sell, dispose of or otherwise liquidate the Trust assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 11.01 and 11.02 shall not be deemed to be mutually exclusive.

       (b) The proceeds from the sale, disposition or liquidation of the Trust assets pursuant to subsection (a) above shall be treated as collections on the Mortgage Loans received during the Rapid Amortization Period; provided, however, that such proceeds will, based on amounts specified in writing to the Servicer to the Trustee, first be paid to the Certificate Insurer to reimburse the Certificate Insurer for previously unreimbursed Insured Payments and other amounts owing under the Insurance Agreement and second be paid to the Trustee in reimbursement of expenses incurred in connection with the sale, disposition or liquidation of the Trust assets pursuant to Section 11.02(a); and provided, further, that the Fixed Allocation Percentage of such remaining proceeds shall be paid to Investor Certificateholders in the following amounts and order of priority:

              (i) all accrued and unpaid interest on the Certificate Principal Balance through the Accrual Period immediately preceding the Distribution Date on which such proceeds are distributed to the Investor Certificateholders; and

             (ii)  an amount of principal up to the Certificate Principal
       Balance.

  The Certificate Insurance Policy will not cover any shortfall in the event such proceeds are insufficient to make a full distribution to Investor Certificateholders pursuant to Section 11.02(b). On the day following the final Distribution Date on which such proceeds are distributed to the Investor Certificateholders, the Trust shall terminate.

       (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article XI with respect to competitive bids or any other of its duties.


                                  ARTICLE XII

                            Miscellaneous Provisions

       Section 12.01.  Amendment.
                       ---------

       This Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Certificate Insurer so long as such consent is not unreasonably withheld and without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or (iii) to add or delete any other provisions not inconsistent herewith with respect to matters or questions arising under this Agreement, including provisions relating to the Trust's ownership of Trust Balances of Common Mortgage Loans and the issuance of definitive Certificates to Certificate Owners in the event that book-entry regis-tration of Investor Certificates is no longer permitted; provided, how-ever, that in each case such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

       This Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Certificate Insurance Policy, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Investor Certificates then outstanding.

       Notwithstanding the foregoing, the Agreement may not be amended unless, in connection with such amendment, an Opinion of Counsel is furnished to the Trustee that such amendment will not (i) adversely affect the status of the Investor Certificates as debt; (ii) result in the Trust being taxed at the entity level; or (iii) result in the Trust being taxed as a taxable mortgage pool (as defined in Section 7701(i) of the Code).

       Not later than the time of obtaining any such consent the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

       It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

       In connection with any amendment pursuant to this Section 12.01, the Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement. In no event shall any Opinion of Counsel provided pursuant to this Section 12.01 be an expense of the Trustee.

       Section 12.02.  Recordation of Agreement.
                       ------------------------

       This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mort-gages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

       For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

       Section 12.03.  Limitation on Rights of Certificateholders.
                       ------------------------------------------
       The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or such party.

       No Certificateholder shall have any right to vote (except as provided in Section 12.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

       No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. Each Certificateholder expressly covenants with every other Certificateholder and the Trustee that no one or more Holders of Certifi-cates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

       Section 12.04. (Reserved).

       Section 12.05.  The Certificate Insurer.
                       -----------------------

       The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Holders of the Investor Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of the outstanding Investor Certificates. At such time as the Investor Certificates are no longer outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder and has been paid all Premium Amounts due and owing under the Insurance Agreement, the Certificate Insurer's rights hereunder shall terminate.

       Section 12.06.  Governing Law.
                       -------------

       THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES AND THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

       Section 12.07.  Notices.
                       -------

       All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, Merrill Lynch Credit Corporation, 4802 Deer Lake Drive East, Jacksonville, Florida 32246, Attention: General Counsel, (b) in the case of the Transferor, MLCC Mortgage Investors, Inc., 4802 Deer Lake Drive East, Jacksonville, Florida 32246, Attention: President, (c) in the case of the Trustee, at the Corporate Trust Office, (d) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, (e) in the case of the Certificate Insurer, AMBAC Indemnity Corporation, One State Street Plaza, New York, New York 10004, Attention:
  Structured Finance-MBS, (f) in the case of Standard and Poor's, Debt Rating Division, 25 Broadway, 20th Floor, New York, New York 10004,
  Attention: Asset-Backed Surveillance Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Certificateholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

       Section 12.08.  Severability of Provisions.
                       --------------------------

       If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

       Section 12.09.  Assignment.
                       ----------

       Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.02 and 7.04, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66%.

       Section 12.10.  Certificates Nonassessable and Fully Paid.
                       -----------------------------------------

       The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

       Section 12.11.  Counterparts.
                       ------------

       This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

       Section 12.12.  Effect of Headings and Table of Contents.
                       ----------------------------------------

       The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 12.13.  Third Party Beneficiary.
                       -----------------------

       This Agreement shall inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

       Section 12.14.  Merger and Integration.
                       ----------------------

       Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, and all contemporaneous oral understandings, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                             *          *         *



       IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.


                                MERRILL LYNCH CREDIT CORPORATION


                                By  /s/ Francis X. Ervin, Jr.
                                  ---------------------------
                                  Name: Francis X. Ervin, Jr.
                                  Title: Senior Vice President
                                           & Treasurer

                                MLCC MORTGAGE INVESTORS, INC.


                                By  /s/ Laurel A. Davis
                                  ---------------------------
                                  Name: Laurel A. Davis
                                  Title: Assistant Vice President
                                          & Assistant Secretary

                                BANKERS TRUST COMPANY OF
                                  CALIFORNIA, N.A.
                                   as Trustee


                                By  /s/ Jennifer Cunningham
                                  --------------------------
                                  Name: Jennifer Cunningham
                                  Title: Assistant Vice President

                                BANKERS TRUST COMPANY OF
                                  CALIFORNIA, N.A.
                                     as Trustee of ML Home Equity Loan Trust
                                     1991-2, ML Home Equity Loan Trust 1993-1,
                                     ML Home Equity Loan Trust 1994-1, ML Home
                                     Equity Loan Trust 1994-2, ML Home Equity
                                     Loan Trust 1995-1 and ML Home Equity Loan
                                     Trust 1995-2


                                By  /s/ Jennifer Cunningham
                                  -------------------------
                                  Name: Jennifer Cunningham
                                  Title: Assistant Vice President



  State of Florida    )
                      ) ss.:
  County of Duval     )


            On the 25th day of November, 1996 before me, a notary public in and for the State of Florida, personally appeared Francis X. Ervin, Jr., known to me who, being by me duly sworn, did depose and say that he is located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246; that he is a Senior Vice President and Treasurer of Merrill Lynch Credit Corporation, a corporation formed under the laws of the State of Delaware, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/  Kathy M. Molitoris
                                --------------------------------
                                          Notary Public

  (Notarial Seal)




  State of Florida    )
                      ) ss.:
  County of Duval     )


            On the 25th day of November, 1996 before me, a notary public in and for the State of Florida, personally appeared Laurel A. Davis, known to me who, being by me duly sworn, did depose and say that she is located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246; that she is an Assistant Vice President and Assistant Secretary of MLCC Mortgage Investors, Inc., a corporation formed under the laws of the State of Delaware, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.


                                   /s/  Kathy M. Molitoris
                                --------------------------------
                                          Notary Public

  (Notarial Seal)




  State of California )
                      ) ss.:
  County of           )


            On the 25th day of November, 1996 before me, a notary public in and for the State of California, personally appeared Jennifer Cunningham, known to me who, being by me duly sworn, did depose and say that she is located at 3 Park Plaza, 16th Floor, Irvine, California 92714; that she is an Assistant vice President of Bankers Trust Company of California, N.A., one of the parties that executed the foregoing instrument; and that she signed her name thereto under authority granted by the Board of Directors of said Bank.


                                         /s/  David C. West
                                ---------------------------------------
                                            Notary Public


  (Notarial Seal)





                                   EXHIBIT A


  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


  Initial Certificate Principal
  Balance of this Investor
  Certificate                   :         $

  Certificate Rate              :         Variable

  Original Certificate Principal
  Balance of all Investor
  Certificates                  :         $

  CUSIP No.                     :

  Date of Pooling and
  Servicing Agreement           :

  Certificate No.               :         1

  Cut-Off Date                  :

  First Distribution
  Date:                         :

  Stated Maturity Date          :




            ML REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                 SERIES 199_-_
                              INVESTOR CERTIFICATE

            evidencing a percentage interest in the
            distributions allocable to the Investor
            Certificates evidencing an undivided interest in a Trust consisting primarily of a pool of adjustable rate home equity revolving credit line loans serviced by

                        MERRILL LYNCH CREDIT CORPORATION
       This Certificate does not represent an obligation of or interest in MLCC Mortgage Investors, Inc. (the "Transferor"), Merrill Lynch Credit Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

       This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of all Investor Certificates) in certain monthly distributions with respect to a Trust consisting primarily of a pool of home equity revolving credit line loans (the "Mortgage Loans"), transferred by the Transferor to the Trustee and serviced by Merrill Lynch Credit Corporation (in such capacity, the "Servicer", including any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Transferor, the Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       This Certificate is one of the Investor Certificates from a duly authorized issue of Certificates designated as ML Revolving Home Equity Loan Asset Backed Certificates, Series 199_-_, representing, to the extent specified in the Agreement, an undivided interest in: (i) the Mortgage Loans, to the extent of their Trust Balances, and the proceeds thereof,
  (ii) collections in respect of the Trust's interest in the Mortgage Loans received on or after the Cut-off Date, (iii) an irrevocable and unconditional limited financial guarantee insurance policy (the "Policy"),
  (iii) property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iv) the interest of the Trust in certain hazard insurance policies covering the Mortgaged Properties, and (v) certain other property relating to the Mortgage Loans (collectively, the "Trust Assets").

       On each Distribution Date, the Trustee shall distribute to each Investor Certificateholder of record on the related Record Date (other than the final distribution) by check mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request of a Holder of an Investor Certificate received by the Trustee at least five Business Days prior to the related Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Investor Certificates which have principal denominations aggregating at least $5,000,000), or by such other means of payment as such Certificateholder and the Trustee shall agree. Distributions among Investor Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Investor Certificates held by such Investor Certificateholders. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee, of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or if such day is not a Business Day, then on the next succeeding Business Day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day preceding the month of such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Investor Certificates on such Distribution Date under the terms of the Agreement.

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder, and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            As provided in the Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to the Investor Certificateholders and, subject to certain conditions in the Agreement, Mortgage Loans may, at the election of the Transferor, be removed from the Trust and transferred to the Transferor (as defined in the Agreement).

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agrees to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness secured by the Trust Assets and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor, the Servicer and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Transferor, the Servicer and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66% and (ii) of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar for such purpose, accompanied by a written instrument of transfer in form satisfactory to the Trustee, if so required by the Trustee, be duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations, if applicable, and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

       The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like tenor in authorized denominations (in the case of the Investor Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Trustee, the Transferor, the Servicer, the Certificate Insurer and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Transferor, the Servicer, the Certificate Insurer, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

       The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of: (i) the retransfer to the Servicer of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund for an amount equal to the sum of (a) the Certificate Principal Balance, (b) accrued and unpaid Certificate Formula Interest through the day preceding the final Distribution Date, (c) any Unpaid Certificate Interest Shortfall, and (d) any accrued and unpaid Investor Loss Reduction Amounts
  through the day preceding such final Distribution Date;     (ii) the day
  following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Certificate Principal Balance to zero;
  (iii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the Trust Balance of the last Mortgage Loan remaining in the Trust Fund (including without limitation the disposition of the Mortgage Loans) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; and (iv) the Stated Maturity Date.

       The Servicer, or in the event the Servicer does not exercise its option to terminate the Trust Fund, the Certificate Insurer, may effect an early retirement of the Certificates by paying the retransfer price and accepting retransfer of the Trust Assets pursuant to the terms of the Agreement on any Distribution Date after the Certificate Principal Balance is less than or equal to 10% of the Original Investor Certificate Principal Balance and all amounts due and owing to the Certificate Insurer have been paid; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of certain person named in the Agreement. Upon retirement of the Certificates in accordance with Section 10.01 of the Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Servicer or Certificate Insurer and take such other actions as the Servicer or Certificate Insurer may reasonably request to effect the retransfer of the Mortgage Loans to the Servicer or Certificate Insurer.

       Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.



       IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth.

  Dated:


                                     BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A.,
                                     not in its individual capacity but
                                     solely as Trustee




                                     ------------------------------
                                     Authorized Officer


  Countersigned:
  BANKERS TRUST COMPANY OF
    CALIFORNIA, N.A.,




  By:
       --------------------------------
       Authorized Officer of
       Bankers Trust Company of California, N.A.,
       not in its individual capacity
       but solely as Trustee





                                   EXHIBIT B


  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE INVESTOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.05 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

  NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, THAT IF SUCH TRANSFEREE IS AN INSURANCE COMPANY THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE


  COVERED UNDER PTCE 95-60 OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.05(c) OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.



  Date of Pooling and Servicing
  Agreement:                              :

  Cut-off Date                            :

  Percentage Interest                     :    100%

  Certificate No.                         :    1

  First Distribution Date                 :

  Stated Maturity Date                    :



           ML REVOLVING HOME MORTGAGE LOAN ASSET BACKED CERTIFICATES,
                                 SERIES 199_-_
                             TRANSFEROR CERTIFICATE

            evidencing a percentage interest in the
            distributions allocable to the Transferor
            Certificates evidencing an undivided interest in a Trust consisting primarily of a pool of adjustable rate home equity loan revolving credit line loans serviced by

                        MERRILL LYNCH CREDIT CORPORATION

       This Certificate does not represent an obligation of or interest in MLCC Mortgage Investors, Inc. (the "Transferor"), Merrill Lynch Credit Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Trust Assets are guaranteed or insured by any governmental agency or instrumentality.

       This certifies that ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest not allocated to the Investor Certificates in certain monthly distributions with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans"), sold by the Transferor and serviced by Merrill Lynch Credit Corporation (the "Servicer", including any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Transferor, the Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       This Certificate evidences a Transferor Certificate from a duly authorized issue of Certificates designated as ML Revolving Home Equity Loan Asset Backed Certificates, Series 199_-_, and representing, to the extent specified in the Agreement, an undivided ownership interest in: (i) the Mortgage Loans, to the extent of their Trust Balances, and the proceeds thereof, (ii) collections in respect of the Trust's interest in the Mortgage Loans received on or after the Cut-off Date, (iii) property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iv) the interest of the Trust in certain hazard insurance policies covering the Mortgaged Properties, and (v) certain other property relating to the Mortgage Loans (collectively, the "Trust Assets").

       The certificates are limited in right of payment to certain payments on and collections in respect of the Trust Assets, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available in accordance with the terms of the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

       This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor, the Servicer and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Transferor, the Servicer and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66% and (ii) of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

       No transfer of a Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. There shall be delivered to the Trustee and the Servicer a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Servicer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from which Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer, and the Trustee and the Servicer shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Servicer certifying to the Trustee and the Servicer the facts surrounding such transfer, which Investment letter shall not be an expense of the Trustee or the Servicer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof. The Holder of a Transferor Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Certificate Insurer against any liability that may result if the transfer is not so exempt or if not made in accordance with such federal and state laws.

       As provided in the Agreement and subject to certain limitations set forth therein, and subject to the restrictions set forth on the first page hereof, neither this Certificate nor any legal or beneficial interest herein may be, directly or indirectly, purchased, transferred, sold, pledged, assigned or otherwise disposed of, and any proposed transferee hereof shall not become the registered Holder hereof, without the satisfaction of the conditions set forth in Section 6.05 of the Agreement.

       No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Trustee, the Servicer, the Certificate Insurer and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Servicer, the Certificate Insurer, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

       The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of: (i) the retransfer to the Servicer of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund for an amount equal to the sum of (a) the Certificate Principal Balance, (b) accrued and unpaid Certificate Formula Interest through the day preceding the final Distribution Date, (c) any Unpaid Certificate Interest Shortfall, and (d) any accrued and unpaid Investor Loss Reduction Amounts
  through the day preceding such final Distribution Date;     (ii) the day
  following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Certificate Principal Balance to zero;
  (iii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the Trust Balance of the last Mortgage Loan remaining in the Trust Fund (including without limitation the disposition of the Mortgage Loans) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; and (iv) the Stated Maturity Date.

       The Servicer, or in the event the Servicer does not exercise its option to terminate the Trust Fund, the Certificate Insurer, may effect an early retirement of the Certificates by paying the retransfer price and accepting retransfer of the Trust Assets pursuant to the terms of the Agreement on any Distribution Date after the Investor Certificate Principal Balance is less than or equal to 10% of the Original Investor Certificate Principal Balance and all amounts due and owing to the Certificate Insurer have been paid; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of certain person named in the Agreement. Upon retirement of the Certificates in accordance with Section 10.01 of the Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Servicer or Certificate Insurer and take such other actions as the Servicer or Certificate Insurer may reasonably request to effect the retransfer of the Mortgage Loans to the Servicer or Certificate Insurer.

       Any purported Transfer of a Transferor Certificate in violation of the restriction on Transfer will be null and void and vest no rights to the purported Transferee.

       Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.



       IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth.


  Dated:


                                     BANKERS TRUST COMPANY OF
                                       CALIFORNIA, N.A.,
                                     not in its individual capacity but
                                     solely as Trustee




                                     ------------------------------
                                     Authorized Officer


  Countersigned:
  BANKERS TRUST COMPANY OF
    CALIFORNIA, N.A.,




  By:
       --------------------------------
       Authorized Officer of
       Bankers Trust Company of California, N.A.,
       not in its individual capacity
       but solely as Trustee





                                   EXHIBIT C


                        REVERSE OF INVESTOR CERTIFICATE



            This Certificate is one of a duly authorized issue of Cer-tificates designated as ML Revolving Home Equity Loan Asset Backed Certificates, Series 199_-_ (herein called the "Certificates"), and representing, to the extent specified in the Agreement, an undivided interest in: (i) the Trust Balances of the Mortgage Loans and the proceeds thereof, (ii) collections in respect of the Trust's interest in the Mortgage Loans received on or after the Cut-off Date, (iii) an irrevocable and unconditional limited financial guarantee insurance policy (the "Policy"), (iii) property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iv) the interest of the Trust in certain hazard insurance policies covering the Mortgaged Properties, and (v) certain other property relating to the Mortgage Loans.

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor, the Servicer and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Transferor, the Servicer and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66% and (ii) of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar for such purpose, accompanied by a written instrument of transfer in form satisfactory to the Trustee, if so required by the Trustee, be duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations, if applicable, and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like tenor in authorized denominations (in the case of the Investor Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Transferor, the Servicer, the Certificate Insurer and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Transferor, the Servicer, the Certificate Insurer, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of: (i) the retransfer to the Servicer of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund for an amount equal to the sum of (a) the Certificate Principal Balance, (b) accrued and unpaid Certificate Formula Interest through the day preceding the final Distribution Date, (c) any Unpaid Certificate Interest Shortfall, and (d) any accrued and unpaid Investor Loss Reduction Amounts
  through the day preceding such final Distribution Date;     (ii) the day
  following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Certificate Principal Balance to zero;
  (iii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the Trust Balance of the last Mortgage Loan remaining in the Trust Fund (including without limitation the disposition of the Mortgage Loans) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; and (iv) the Stated Maturity Date.




                               FORM OF ASSIGNMENT


       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

  (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
  ASSIGNEE)

  ___________________
  ___________________



  ---------------------------------------------------------------
  (Please Print or Typewrite Name and Address of Assignee)




  ---------------------------------------------------------------
  the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



                                                         Attorney
  -------------------------------------------------------
  to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

  Dated:

  (Signature guaranty)
                                ----------------------------
                                NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.


  (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)




                                   EXHIBIT D


                       REVERSE OF TRANSFEROR CERTIFICATE


            This Certificate is one of a duly authorized issue of Cer-tificates designated as ML Revolving Home Equity Loan Asset Backed Certificates, Series 199_-_ (herein called the "Certificates"), and representing, to the extent specified in the Agreement, an undivided interest in: (i) the Trust Balances of the Mortgage Loans and the proceeds thereof, (ii) collections in respect of the Trust's interest in the Mortgage Loans received on or after the Cut-off Date, (iii) an irrevocable and unconditional limited financial guarantee insurance policy (the "Policy"), (iii) property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iv) the interest of the Trust in certain hazard insurance policies covering the Mortgaged Properties, and (v) certain other property relating to the Mortgage Loans.

            The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor, the Servicer and the Trustee, and the rights of the Certificateholders under the Agreement, at any time by the Transferor, the Servicer and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 66% and (ii) of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar for such purpose, accompanied by a written instrument of transfer in form satisfactory to the Trustee, if so required by the Trustee, be duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations, if applicable, and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like tenor in authorized denominations (in the case of the Investor Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Trustee, the Transferor, the Servicer, the Certificate Insurer and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Transferor, the Servicer, the Certificate Insurer, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of: (i) the retransfer to the Servicer of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund for an amount equal to the sum of (a) the Certificate Principal Balance, (b) accrued and unpaid Certificate Formula Interest through the day preceding the final Distribution Date, (c) any Unpaid Certificate Interest Shortfall, and (d) any accrued and unpaid Investor Loss Reduction Amounts
  through the day preceding such final Distribution Date;     (ii) the day
  following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Certificate Principal Balance to zero;
  (iii) the final payment or other liquidation (or any Monthly Advance with respect thereto) of the Trust Balance of the last Mortgage Loan remaining in the Trust Fund (including without limitation the disposition of the Mortgage Loans) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; and (iv) the Stated Maturity Date.




                               FORM OF ASSIGNMENT


       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

  (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
  ASSIGNEE)

  ___________________
  ___________________



  ---------------------------------------------------------------
  (Please Print or Typewrite Name and Address of Assignee)




  ---------------------------------------------------------------
  the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



                                                         Attorney
  -------------------------------------------------------
  to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

  Dated:

  (Signature guaranty)


                                ----------------------------
                                NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.


  (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)



                           EXHIBIT E

                 (FORM OF NOTICE FOR CERTIFICATE
                      INSURANCE POLICY)

                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------

                              Policy No. AB0088BE

                        NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                     Date:  (     )



  AMBAC INDEMNITY CORPORATION
  One State Street Plaza
  New York, New York  10004
  Attention:  General Counsel

       Reference is made to Certificate Guaranty Insurance Policy No. AB0088BE (the "Policy") issued by AMBAC Indemnity Corporation ("AMBAC"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy unless the context otherwise requires.

       The Trustee hereby certifies as follows:

       1.   The Trustee is the Trustee under the Agreement for the Holders;

       2.   The relevant Distribution Date is (date);

       3. Payment on the Certificates in respect of the Distribution Date was due to be received on ______ under the Agreement, in an amount equal to $________;

       4. There is a Non-Payment of an Insured Amount of $________, of which $___________ represent amounts described in clauses (a) and (b), or (y), as the case may be, of the definition thereof.

       (5. The Trustee has designated $________ as Preference Amounts in respect of ________ Distribution Dates; such amount is therefore also due and owing pursuant to the terms of the Agreement as a portion of the Insured Amount);

       6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date;

       7. The Trustee hereby requests the payment of the Insured Amount be made by AMBAC under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

            ___________________         Trustee's account number

       8. The Trustee hereby agrees that, following receipt of the Insured Amount from AMBAC, it shall (a) hold such amounts in trust and apply the same directly to the distribution payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee; and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof.




                                By:          Trustee
                                   --------------------------
                             Title:
                                   --------------------------
                                            (Officer)





                                EXHIBIT F
                                ---------


                          MORTGAGE LOAN SCHEDULE


  A COPY ON ELECTRONIC MEDIUM (FLOPPY DISKETTE) OF THE MORTGAGE LOAN SCHEDULE HAS BEEN FORWARDED TO THE TRUSTEE FOR THEIR FILES. A COPY OF THE MORTGAGE LOAN SCHEDULE MAY BE OBTAINED FROM THE TRUSTEE.